                                                                   EXHIBIT 10.69

Recording Requested By And
When Recorded Mail To:

James R. Andrews, Esq.
Gilchrist & Rutter Professional Corporation
1299 Ocean Avenue, Suite 900
Santa Monica, CA 90401


             DEED OF TRUST, SECURITY AGREEMENT, AND FIXTURE FILING
                    WITH ASSIGNMENT OF RENTS AND AGREEMENTS


     This Deed of Trust, Security Agreement, and Fixture Filing with Assignment of Rents and Agreements (this "DEED OF TRUST") is made as of August 29, 1997, by VALLEY CONVALESCENT, LLC, a California limited liability company ("TRUSTOR"), to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation ("TRUSTEE"), for the benefit of G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("BENEFICIARY").

                                  Witnesseth:

     Trustor does irrevocably grant, transfer, and assign to Trustee, in trust, with power of sale, all Trustor's right, title, and interest now owned or later acquired in the real property ("LAND") located in Imperial County, California, and more particularly described in attached Exhibit A, incorporated by reference
                                            ---------
(Trustor agrees that any greater title to the Land later acquired during the term of this Deed of Trust will be subject to this Deed of Trust); together with the rents, issues, and profits, subject however, to the right, power, and authority granted and conferred on Trustor in this Deed of Trust to collect and apply the rents, issues, and profits; and Trustor also irrevocably grants, transfers, and assigns to Trustee, in trust, with power of sale, all of Trustor's right, title, and interest now owned or later acquired to the following property (including the rights or interests pertaining to the property) located at the Property:

     (1) all buildings ("BUILDINGS") and improvements now or later on the Land, and all appurtenances, easements, water and water rights, and pumps and pumping plants, and all shares of stock evidencing these; all machinery, equipment, appliances, and fixtures for generating or distributing air, water, heat, electricity, light, fuel, or refrigeration or for ventilating or sanitary purposes or for the exclusion of vermin or insects or for the removal of dust, refuse, or garbage; all wall safes, built-in furniture, and installations, shelving, lockers, partitions, doorstops, vaults, elevators, dumbwaiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for them, fire sprinklers, alarm systems, draperies, drapery rods and brackets, screens, linoleum, carpets, furniture, furnishings, fixtures, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating units, stoves, water heaters, incinerators, and communication systems and installations for which any Building is specially designed; all of these items, whether now or later installed, being declared to be for all purposes of this Deed of Trust a part of the Land, the specific enumerations in this Deed of Trust not excluding the general;

     (2)  the rents, issues, profits, and proceeds; and

     (3)  the Property to the extent not included in clauses (1) and (2) above.

     For the purpose of securing, in the order of priority that Beneficiary determines

     (1) payment of the indebtedness evidenced by a Promissory Note of Trustor of the same date as this Deed of Trust in the principal amount of Two Million Seven Hundred Ninety-Nine Thousand, Four Hundred and Ninety Dollars and No/Cents ($2,799,490.00) ("NOTE"), payable to Beneficiary or to order, and all extensions, modifications, or renewals of that Note;

     (2) payment of the interest on that indebtedness according to the terms of the Note;

     (3) payment of all other sums (with interest as provided in this Deed of Trust) becoming due and payable to Beneficiary or Trustee pursuant to the terms of this Deed of Trust;

     (4) performance of every obligation contained in this Deed of Trust, the Note, any instrument now or later evidencing or securing any indebtedness secured by this Deed of Trust, and any agreements, supplemental agreements, or other instruments of security executed by Trustor as of the same date of this Deed of Trust or at any time subsequent to the date of this Deed of Trust for the purpose of further securing any indebtedness secured by this Deed of Trust, or any part of it, or for the purpose of supplementing or amending this Deed of Trust or any instrument secured by this Deed of Trust; and

     (5) payment of all other obligations owed by Trustor to Beneficiary that by their terms recite that they are secured by this Deed of Trust, including those incurred as primary obligor or as guarantor.

     Regardless of anything stated above or any other term contained in this Deed of Trust or in the Loan Documents (as defined in this Deed of Trust), none of Trustor's obligations under or pursuant to the Certification Agreement (as defined in this Deed of Trust) will be secured by the lien of this Deed of Trust.

1.   DEFINITIONS.
     -----------

     1.1   CERTAIN DEFINED TERMS.  As used in this Deed of Trust the following
           ---------------------
terms will have the following meanings:

          "ASSIGNMENT OF LEASES": The Assignment of Leases and Rents dated as of the same date as this Deed of Trust executed by Trustor in favor of Beneficiary.

          "BUILDINGS":  The Buildings as defined above in this Deed of Trust.

          "CERTIFICATION AGREEMENT": The Environmental Certification Agreement and Indemnity of Borrower dated on the same date as this Deed of Trust and executed by Trustor in favor of Beneficiary.

          "COLLATERAL":  The Collateral as defined in Section 9.1 of this Deed
                                                      -----------
of Trust.

          "DEFAULT RATE": A rate of interest per annum equal to five percent (5%) per annum above the Loan Rate.

          "FIXTURES": All fixtures located on the Improvements (as defined in this Deed of Trust) or now or later installed in, or used in connection with, any of the Improvements, including, but not limited to, all partitions, screens, awnings, motors, engines, boilers, furnaces, pipes, plumbing, elevators, cleaning and sprinkler systems, fire-extinguishing apparatus and equipment, water tanks, heating, ventilating, air-conditioning and air-cooling equipment, built-in refrigerators, and gas and electric machinery, appurtenances, and equipment, whether or not permanently affixed to the Land or the Improvements.

          "HAZARDOUS SUBSTANCE":

          (a) any oil, flammable substance, explosive, radioactive material, hazardous waste or substance, toxic waste or substance, or any other waste, material, or pollutant that:

                (1) poses a hazard to the Property or to persons on the Property, or

                (2) causes the Property to be in violation of any Hazardous Substance Law;

          (b)   asbestos in any form;

          (c)   urea formaldehyde foam insulation;

          (d) transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls;

          (e)   radon gas;

          (f) any chemical, material, or substance defined as or included in the definition of hazardous substance, hazardous substances, hazardous wastes, hazardous materials, extremely hazardous waste,restricted hazardous waste, or toxic substances or words of similar import under any applicable local, state, or federal law or under the regulations adopted or publications promulgated pursuant to those laws, including, but not limited to, any Hazardous Substance Law, Code of Civil Procedure (S) 564, as amended from time to time, Code of Civil Procedure (S) 726.5, as amended from time to time, Code of Civil Procedure
(S) 736, as amended from time to time, and Civil Code (S) 2929.5, as amended from time to time;

          (g) any other chemical, material, or substance, exposure to which is prohibited, limited, or regulated by any governmental authority or which may pose a hazard to the health and safety of the occupants of the Property or the owners or occupants of property adjacent to or surrounding the Property, or any other person coming on the Property or any adjacent property; and

          (h) any other chemical, material, or substance that may pose a hazard to the environment.

          "HAZARDOUS SUBSTANCE CLAIM": Any enforcement, cleanup, removal, remedial, or other governmental, regulatory, or private actions, agreements, or orders threatened, instituted, or completed pursuant to any Hazardous Substance Law, together with all claims made or threatened by any third party against Trustor or the Property relating to damage, contribution, cost-recovery compensation, loss, or injury resulting from the presence, release, or discharge of any Hazardous Substance.

          "HAZARDOUS SUBSTANCE LAW": Any federal, state, or local law, ordinance, regulation, or policy relating to the environment, health, and safety, any Hazardous Substance (including, without limitation, the use, handling, transportation, production, disposal, discharge, or storage of the substance), industrial hygiene, soil, groundwater, and indoor and ambient air conditions or the environmental conditions on the Property, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time; the Hazardous Substances Transportation Act, as amended from time to time; the Resource Conservation and Recovery Act, as amended from time to time; the Federal Water Pollution Control Act, as amended from time to time; the Hazardous Substance Account Act, as amended from time to time; the Hazardous Waste Control Law, as amended from time to time; the Medical Waste Management Act, as amended from time to time; the Emergency Planning and Community Right-to-Know Act of 1986, as amended from time to time; the Solid Waste Disposal Act, as amended from time to time; the Clean Water Act, as amended from time to time; the Clean Air Act, as amended from time to time; the Toxic Substances Control Act, as amended from time to time; the Safe Drinking Water Act, as amended from time to time; the Occupational Safety and Health Act, as amended from time to time; and the Porter-Cologne Water Quality Control Act, as amended from time to time, and all rules and regulations adopted in respect of the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter.

          "IMPOSITIONS" All real estate and personal property taxes and other taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect to those charges, assessments, or taxes, ground rent and charges for any easement or agreement maintained for the benefit of the Property, general and special, ordinary and extraordinary, foreseen or unforeseen, of any kind that at any time prior to or after the execution of the Loan Documents may be assessed, levied, imposed, or become a lien on the Property or the rent or income received from the Property, or any use or occupancy of the Property; and any charges, expenses, payments, or assessments of any nature, if any, that are or may become a lien on the Property or the rent or income received from the Property.

          "IMPOSITION AND INSURANCE IMPOUND FUND": The fund that Trustor is required to maintain pursuant to Section 4.4(c) of this Deed of Trust for the
                                 --------------
payment of Impositions and Insurance Premiums.

          "IMPROVEMENTS": All Buildings, improvements, and appurtenances on the Land, and all improvements, additions, and replacements of those improvements and other buildings and improvements, at any time later constructed or placed on the Land.

          "INDEBTEDNESS": The principal of and interest on, and all other amounts, payments, and premiums due under, the Note and any extensions or renewals (including, without limitation, extensions or renewals at a different rate of interest, regardless of whether evidenced by a new or additional promissory note or notes), and all other indebtedness of Trustor to Beneficiary under or secured by the Security Documents (defined in this Deed of Trust), together with all other sums owed by Trustor to Beneficiary, including those incurred as primary obligor or as guarantor, that recite that they are secured by the Security Documents.

          "INSURANCE PREMIUMS": The amounts Trustor is required to pay as provided in Section 4.4(d).
            --------------

          "LAND":  The Land as defined in this Deed of Trust.

          All leasehold interests, including subleases and tenancies following attornment, affecting or covering any portion of the Property.

          "LOAN": The loan secured by this Deed of Trust and evidenced by the Note.

          "LOAN DOCUMENTS": The Note, the Security Documents, and all other documents (including guaranties) evidencing, securing, or relating to the Loan, except the Certification Agreement.

          "LOAN PARTIES": Trustor and any guarantors of the loan or any obligations under the loan, together with their respective affiliates and their respective members and officers.

          "LOAN RATE":  Twelve percent (12%) per annum.

          "MATERIAL ADVERSE CHANGE":  Any material and adverse change in:

                (a) the business or properties or condition (financial or otherwise) of Trustor, or

                (b)   the condition or operation of the Property.

          "NOTE":  The Note as defined in this Deed of Trust.

          "OBLIGATIONS" All of the covenants, promises, and other obligations (other than the Indebtedness):

                (a) made or owing by Trustor to or due to Beneficiary under or as set forth in the Loan Documents, and

                (b) made or owing by Trustor to every other Person, a breach of which would or may affect Trustor's ownership, development, or operation of the Property, except any covenants, promises, and other obligations of Trustor to Beneficiary under the Certification Agreement.

          "PERSON": Any natural person, corporation, firm, association, government, governmental agency, or any other entity, whether acting in an individual, fiduciary, or other capacity.

          "PERSONALTY": Trustor's interest in all accounts, contract rights, and general intangibles (specifically including any insurance proceeds and condemnation awards) arising out of the ownership, development, or operation of the Property, and all furniture, furnishings, equipment, machinery, construction materials and supplies, leasehold interests in personal property, and all other personal property (other than Fixtures) now or later on the Property, together with all present and future attachments, accessions, replacements, substitutions, and additions, and the cash and noncash proceeds.

          "PROPERTY": The Land, the Improvements, the Fixtures, and the Personalty, together with:

          (a) all rights, privileges, tenements, hereditaments, rights-of-way, easements, and appurtenances of the Land or the Improvements now or later belonging to the Property, and all right, title, and interest of Trustor in any streets, ways, alleys, strips, or gores of land adjoining the Land; and

          (b) all of Trustor's right, title, and interest in the Land, the Improvements, the Fixtures, and the Personalty, including any award for any change of grade of streets affecting the Land, the Improvements, the Fixtures, or the Personalty.

          "RECEIVER": Any trustee, receiver, custodian, fiscal agent, liquidator, or similar officer.

          "RELEASE": Any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment, including continuing migration, of Hazardous Substances that goes into the soil, surface water, or groundwater of the Property, whether or not caused by, contributed to, permitted by, acquiesced to, or known to Trustor.

          "SECURITY DOCUMENTS": This Deed of Trust, the Assignment of Leases and all other documents now or later securing any part of the payment of the Indebtedness or the observance or performance of the Obligations.

          "TITLE POLICY": The title insurance policy issued by Stewart Title Guaranty Company to Beneficiary.

          "USER": Any person, other than Trustor, who occupies, used, or comes into or has occupied, used, or come into the Property or any part of it and any agent or contractor of that person.


2.   WARRANTY OF TITLE.  Trustor warrants that:
     -----------------

          (a)   Trustor is the lawful owner of the Property,

          (b) Trustor will maintain and preserve the lien of this Deed of Trust until the Indebtedness has been paid in full,

          (c) Trustor has good, right, and lawful authority to grant the Property as provided in this Deed of Trust, and

          (d) Trustor will forever warrant and defend the grant made in this Deed of Trust against all claims and demands, except as are specifically set forth in this Deed of Trust.


3.   REPRESENTATIONS AND WARRANTIES.  Trustor represents and warrants to
     ------------------------------
Beneficiary that as of the date of this Deed of Trust:

     3.1   ORGANIZATION OF THE LOAN PARTIES.
           --------------------------------

           (a) Trustor is a limited liability company organized, validly existing, and in good standing under the laws of the State of California and is qualified to do business in California.

           (b) Trustor has the requisite power and authority to own and manage its properties, to carry on its business as now being conducted, and to own, develop, and operate the Property.

           (c) Trustor is qualified to do business in every jurisdiction in which the nature of its business or its properties makes qualification necessary.

           (d) Trustor and its third party operator of the Property is in compliance with all laws, regulations, ordinances, and orders of public authorities applicable to it.

           (e) Trustor's third party operator of the Property shall operate a nursing care facility on the Property in compliance with all laws, regulations, ordinances and orders of public authority.

     3.2   VALIDITY OF LOAN DOCUMENTS.
           --------------------------

           (a) The execution, delivery, and performance by the Loan Parties of the Loan Documents and the borrowings evidenced by the Note:

                 (1) are within the power of the Loan Parties,

                 (2) have been duly authorized by all requisite limited liability company, corporate or partnership actions, as appropriate,

                 (3) have received all necessary governmental approval, and

                 (4) will not violate any provision of law, any order of any court or agency of government, the charter documents of any Loan Party, or any indenture, agreement, or any other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound, nor will they conflict with, result in a breach of, or constitute (with due notice and lapse of time) a default under any indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, or encumbrance of any nature on any of the property or assets of any Loan Party, except as contemplated by the provisions of the Loan Documents.

           (b) Each of the Loan Documents, when executed and delivered to Beneficiary, will constitute a valid obligation, enforceable in accordance with its terms.

           (c) The Note, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

     3.3   FINANCIAL STATEMENTS.
           --------------------

           (a) All financial statements and data that have been given to Beneficiary with respect to any Loan Party:

                 (1) are complete and correct in all material respects;

                 (2) accurately present the financial condition of that Loan Party on each date as of which they have been furnished, and accurately present the results of the operations of that Loan Party for the periods for which they have been furnished; and

                 (3) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered.

           (b) All balance sheets and the notes with respect to the Loan Parties furnished to Beneficiary disclose all liabilities of the Loan Parties, fixed and contingent, as of their respective dates, as well as all obligations of those Loan Parties under any guaranties.

           (c) There has been no Material Adverse Change in the financial condition or operations of Trustor since:

                 (1) the date of the most recent financial statement given to Beneficiary with respect to Trustor of the Property, or

                 (2) the date of the financial statements given to Beneficiary immediately prior to the date of this Deed of Trust, other than changes in the ordinary course of business, none of which constitute a Material Adverse Change, either individually or in the aggregate.

     3.4   USE OF PROCEEDS OF LOAN.  Trustor will use the Loan to assist in the
           -----------------------
acquisition of the Property.

     3.5   OTHER ARRANGEMENTS.  Trustor is not a party to any agreement or
           ------------------
instrument materially and adversely affecting Trustor's present or proposed business, properties, assets, operation, or condition, financial or otherwise; and Trustor is not in default in the performance, observance, or fulfillment of any of the material obligations, covenants, or conditions in any agreement or instrument to which Trustor is a party that materially affect

Trustor's present or proposed business, properties, assets, operation, or condition, financial or otherwise.

     3.6   OTHER INFORMATION.  All other reports, papers, data, and information
           -----------------
given to Beneficiary with respect to Trustor and the Property are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Beneficiary a true and accurate knowledge of the subject matter.

     3.7   LITIGATION.  There is not now pending against or affecting any Loan
           ----------
Party, nor to the knowledge of any Loan Party is there threatened, any action, suit, or proceeding at law or in equity or before any administrative agency that, if adversely determined, would materially impair or affect:

           (a) the financial condition or operations of Trustor, or

           (b) the condition or operation of the Property.

     3.8   OTHER WARRANTIES.
           ----------------

           (a) The Property is not used for agricultural or grazing purposes, and

           (b) Trustor's third party operator of the Property is engaged in the operation of a nursing care facility.

     3.9   TAXES.  Trustor has filed all federal, state, county, and municipal
           -----
income tax returns required to have been filed and has paid all taxes that have become due pursuant to those returns or pursuant to any assessments received by Trustor, and Trustor does not know of any basis for any additional assessment against Trustor in respect of those taxes.

     3.10  COMPLIANCE WITH LAWS.  Except as otherwise provided in this Deed of
           --------------------
Trust, the Property and the proposed and actual use of the Property comply with all laws, ordinances, rules, and regulations of all local, regional, county, state, and federal governmental authorities having jurisdiction (including, but not limited to, the Americans With Disabilities Act), and there is no action or proceeding pending or, to the knowledge of Trustor after due inquiry, threatened before any court, quasi-judicial body, or administrative agency at the time of any disbursement by Beneficiary relating to the validity of the Loan or the proposed or actual use of the Property. All rights to appeal any decision rendered will have expired prior to the date of this Deed of Trust.

     3.11  SINGLE ASSET ENTITY.  Trustor does not own and will not own any other
           -------------------
asset or property other than (i) the Property, and (ii) incidental personal property necessary for the ownership and operation of the Property.

     3.12  BROKERS, AGENTS, ADVISORS, CONSULTANTS AND FINDERS.  No financial
           --------------------------------------------------
advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by the Trustor in connection with the Loan.

     3.13  TAXED AS PARTNERSHIP.  Trustor is currently taxed as a partnership
           --------------------
for income tax purposes.

4.   AFFIRMATIVE COVENANTS.  Until the entire Indebtedness has been paid in
     ---------------------
full, Trustor covenants to and agrees with Beneficiary as follows:

     4.1   OBLIGATIONS OF TRUSTOR.  Trustor will pay the Indebtedness and
           ----------------------
Trustor will continue to be liable for the payment of the Indebtedness until it has been paid in full. Trustor:

           (a) will timely perform all the covenants, agreements, terms, and conditions to be performed by Trustor:

               (1)  under this Deed of Trust;

               (2) as seller under each contract of sale of, and as lessor under each lease of, for any portion of the Property for which a contract of sale or lease has been approved in writing by Beneficiary;

               (3) as required of Trustor under each document and agreement constituting one of the Security Documents;

               (4) under all other agreements between Trustor and Beneficiary in accordance with the respective terms of the agreement; and

               (5) as required of Trustor under all other agreements to which Trustor is a party with respect to the Property;

           (b) will not cancel, surrender, modify, amend, or permit the cancellation, surrender, modification, or amendment of any of the previously mentioned agreements or any of the covenants, agreements, terms, or conditions contained in any of them without the prior written consent, in each case, of Beneficiary; and

           (c) will keep Beneficiary indemnified against all actions, proceedings, costs (including, without limitation, Beneficiary's counsel fees and disbursements), claims, and damages incurred or sustained by Beneficiary in respect of the nonpayment of any charges or the nonobservance or nonperformance of any of the covenants, agreements, terms, or conditions in any of the previously mentioned agreements.

     4.2   INSURANCE.
           ---------

           (a) Trustor, at its sole cost and expense, will keep the Property insured for the mutual benefit of Trustor and Beneficiary against loss or damage by earthquake and fire, and against loss or damage by other risks embraced by coverage of the type now known as the broad form of extended coverage, including, but not limited to, riot and civil commotion, vandalism, malicious mischief, burglary, theft, and mysterious disappearance, and against any other risks or hazards that Beneficiary may from time to time reasonably designate, in an amount not less than one hundred percent (100%) of the then full replacement cost of the Improvements, without deduction for physical depreciation. The policies of insurance carried in accordance with this section shall contain the Replacement Cost Endorsement with a waiver of depreciation, and shall have a deductible no greater than $10,000.00 unless so agreed by Beneficiary. Notwithstanding the above, with respect to earthquake insurance, (A) such insurance shall be required only to the extent it is available at commercially reasonable prices, and (B) such insurance shall be on commercially reasonable terms and with commercially reasonable deductible amounts.

           (b) Trustor, at its sole cost and expense, but for the mutual benefit of Trustor and Beneficiary, will maintain during the term of this Deed of Trust the following policies of insurance:

               (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the outstanding principal amount of the Loan or the maximum limit of coverage available with respect to the Property under said Program, whichever is less.

               (ii) Commercial general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate for any policy year. In addition, at least $5,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Trustor and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Property.

               (iii) Rental loss and/or business interruption insurance in an amount equal to the greater of (A) estimated gross revenues for eighteen (18) months from the operations of the Property or (B) the projected operating expenses (including debt service) for eighteen (18) months for the maintenance and operation of the Property.

               (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), to the extent that such items now or hereafter exist upon the Property, in an amount at least equal to the outstanding principal amount of the Note.

               (v) If the Property includes commercial property, workers' compensation insurance with respect to any employees of Trustor, as required by any governmental authority or legal requirement.

               (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property insuring against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Beneficiary may request, in form and substance acceptable to Beneficiary.

               (vii) Ordinance or law coverage to compensate for the cost of demolition and the increased cost of construction.

               (viii) Such other insurance as may from time to time be reasonably required by Beneficiary in order to protect its interests, including earthquake insurance coverage.

           (c) Effective on the occurrence of any Event of Default, all of Trustor's right, title, and interest in all policies of property insurance and any unearned premiums paid are assigned to Beneficiary, who may assign them to any purchaser of the Property at any foreclosure sale.

           (d) All policies of insurance (the "POLICIES") required pursuant to this Section: (i) shall be issued by companies approved by Beneficiary and licensed to do business in the state where the Property is located, with a claims paying ability rating of "AA" or better by Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc. and/or a rating of "A:X" or better in the current Best's Insurance Reports; (ii) shall name Beneficiary and its successors and/or assigns as their interest may appear as the beneficiary/ mortgagee; (iii) shall contain a non-contributory standard mortgagee clause and a lender's loss payable endorsement or their equivalents, naming Beneficiary as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Beneficiary; (v) shall be maintained throughout the term of this Deed of Trust without cost to Beneficiary; (vi) shall be assigned and the originals delivered to Beneficiary; (vii) shall contain such provisions as Beneficiary deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Trustor, Beneficiary nor any other party shall be a co-insurer under said Policies and that Beneficiary shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Beneficiary and shall be approved by Beneficiary as to amounts, form, risk coverage, deductibles, loss payees and insureds. Trustor shall pay the premiums for such Policies (the "INSURANCE PREMIUMS") as the same become due and payable and shall furnish to Beneficiary evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Beneficiary (provided, however, that Trustor is not required to furnish such evidence of payment to Beneficiary in the event that such Insurance Premiums have been paid by Beneficiary pursuant to Section 4.4
                                                                  -----------
hereof). If Trustor does not furnish such evidence and receipts at least thirty
(30) days prior to the expiration of any expiring Policy, then Beneficiary may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums promptly on demand. Within thirty (30) days after required by Beneficiary, Trustor shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Beneficiary, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices.

     4.3   MAINTENANCE, WASTE, AND REPAIR.  Trustor will maintain the
           ------------------------------
Improvements now or later existing in good and tenantable repair, and will not structurally alter them without the prior written consent of Beneficiary, or remove or demolish them in whole or in part, nor will Trustor suffer any waste of the Property or make any change in the use of the Property that will in any way increase any ordinary fire or other hazard insurance premiums or permit anything that may in any way impair the security of this Deed of Trust. Trustor will not abandon the Property or lease the Property unprotected, vacant, or deserted.

     4.4   IMPOSITION AND INSURANCE; IMPOUNDS.
           ----------------------------------

           (a) Trustor will pay when due all Impositions that are or that may become a lien on the Property or are assessed against the Property or its rents, royalties, profits, and income.

           (b) Trustor will file all federal, state, provincial, county, and municipal income tax returns required to be filed and will pay all taxes that become due pursuant to the returns or pursuant to any assessments received by Trustor.

           (c) Trustor shall pay to Beneficiary on the first day of each calendar month (a) one-twelfth of the Impositions that Beneficiary estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Beneficiary sufficient funds to pay all such Impositions at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums that Beneficiary estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Beneficiary sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "IMPOSITION AND INSURANCE IMPOUND FUND"). The Imposition and Insurance Impound Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Trustor to Beneficiary. Beneficiary will apply the Imposition and Insurance Impound Fund to payments of Impositions and Insurance Premiums required to be made by Trustor pursuant to Sections 4.2(f) and 4.4(a) hereof. In making any payment relating to the
--------------------------
Imposition and Insurance Impound Fund, Beneficiary may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Impositions) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Imposition and Insurance Impound Fund shall exceed the amounts due for Impositions and Insurance Premiums pursuant to Sections 4.2(f) and 4.4(a)
                                               --------------------------
hereof, Beneficiary shall, in its sole discretion, return any excess to Trustor or credit such excess against future payments to be made to the Imposition and Insurance Impound Fund. In allocating such excess, Beneficiary may deal with the person shown on the records of Beneficiary to be the owner of the Property. If at an time Beneficiary determines that the Imposition and Insurance Impound Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Beneficiary shall notify Trustor of such determination and Trustor shall increase its monthly payments to Beneficiary by the amount that Beneficiary estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Impositions and/or expiration of the Policies, as the case may be. Until expended or applied as above provided, any amounts in the Imposition and Insurance Impound Fund shall constitute additional security for the Indebtedness. The Imposition and Insurance Impound Fund shall not constitute a trust fund. No earnings or interest on the Imposition and Insurance Impound Fund shall be payable to Trustor. If Beneficiary so elects at any time, Trustor shall provide, at Trustor's expense, a tax service contract for the Loan term issued by a tax reporting agency acceptable to Beneficiary.
If Beneficiary does not so elect, Trustor shall reimburse Beneficiary for the cost of making annual tax searches throughout the Loan term.

           (d) Trustor hereby pledges to Beneficiary and grants to Beneficiary a security interest in any and all monies now or hereafter deposited in the Imposition and Insurance Impound Fund as additional security for the payment of the Indebtedness. Upon the occurrence of an Event of Default, Beneficiary may apply any sums then present in the Imposition and Insurance Impound Fund to the payment of the Indebtedness in any order in its sole discretion.

           (e) By exercising any of its rights or remedies under this Section
                                                                      -------
4.4 (including, without limitation, taking possession of the Imposition and
---
Insurance Impound Fund), Beneficiary shall not be deemed to have exercised any equitable right of setoff, foreclosed any statutory banker's lien, initiated or prosecuted any "action" to enforce the rights and obligations secured by this Deed of Trust, or the Loan Documents, as the term "action" is used in California Code of Civil Procedure Section 726 ("SECTION 726"), or to have violated the "security first" principle of Section 726. Accordingly, the exercise of any or all of Beneficiary's rights and remedies under this Section 4.4 shall not in any
                                                    -----------
way prejudice or affect Beneficiary's right to initiate and complete a judicial or nonjudicial foreclosure under this Deed of Trust. This Deed of Trust evidences the consensual granting of a personal property security interest in the Imposition and Insurance Impound Fund as permitted by the California Commercial Code; the parties do not intend that the exercise by Beneficiary of any of its rights or remedies hereunder shall have any different consequences under Section 726 than the exercise of rights or remedies under any other security agreement under which a secured party has been granted a security interest in other types of personal property.

     4.5   COMPLIANCE WITH LAW.  Trustor will preserve and keep in full force
           -------------------
its existence, rights, and powers. Trustor will promptly and faithfully comply with all present and future laws, ordinances, rules, regulations, and requirements of every governmental authority or agency and of every board of fire underwriters (or similar body exercising similar functions) having jurisdiction that may be applicable to it or to the Property or to the use or manner of occupancy, possession, operation, maintenance, alteration, or repair of the Property or any part of it, whether the law, ordinance, rule, order, regulation, or requirement necessitates structural changes or improvements or interferes with the use or enjoyment of the Property.

     4.6   BOOKS AND RECORDS.  Trustor will maintain complete books of account
           -----------------
and other records reflecting the results of Trustor's operations (in conjunction with its other operations as well as its operation of the Property), in a form satisfactory to Beneficiary, and furnish to Beneficiary any information about the financial condition of Trustor, and the sales and operations of the Property as Beneficiary reasonably requests, including, but not limited to, the following information, which will be furnished without request:

           (a) within twenty (20) days after the end of each month, a statement of revenues and expenses relating to all of Trustor's business operations for the month just ended, including without limitation, operations of the Property for the month just ended;

           (b) as soon as available and in any event within sixty (60) days after the end of each fiscal year of Trustor, a copy of the annual audit report for the fiscal year for Trustor, including a balance sheet of Trustor as of the end of the fiscal year, and statements of income and retained earnings and of change in financial position of Trustor for the fiscal year, in each case certified in a manner acceptable to Beneficiary by independent public accountants acceptable to Beneficiary;

           (c) promptly upon their becoming available, copies of all financial statements, reports, and notices (including tax returns) sent by Trustor to its partners or any governmental authority succeeding to any of its functions; and

           (d) promptly upon receipt, copies of any reports by independent public accountants submitted to Trustor concerning its properties or operations. Beneficiary will have the right, at all reasonable times and on reasonable notice, to audit, at Trustor's sole cost and expense, Trustor's books of account and records, all of which will be made available to Beneficiary and Beneficiary's representatives for that purpose, from time to time, on Beneficiary's request. Trustor's failure to comply with the requirements of this
Section 4.6 within fifteen (15) days after written notice from Beneficiary
-----------
shall be an Event of Default hereunder. Notwithstanding the above, if the above records and information are within the control of any third party operator, Trustor shall not be in default hereunder so long as

Trustor exercises commercially reasonable efforts to require such operator to provide such information under its lease or other operative agreement with Trustor.

     4.7   FURTHER ASSURANCES.  Trustor, at Trustor's expense and at any time on
           ------------------
the reasonable request of Beneficiary, will execute, acknowledge, and deliver any additional papers and instruments (including, without limitation, a declaration of no setoff) and any further assurances of title and will do or cause to be done all further acts and things that may be proper or reasonably necessary to carry out the purpose of this Deed of Trust and of the Loan Documents and to subject to the liens any property intended by the terms to be covered and any renewals, additions, substitutions, replacements, or betterments.

     4.8   STATEMENT BY TRUSTOR.  Trustor, on ten (10) days' written request,
           --------------------
will furnish a statement of the amount due or outstanding on the Note and a statement of any offsets, counterclaims, or defenses to the payment.

     4.9   INDEMNITY.     In addition to any other indemnifications provided
           ---------
herein or in the other Loan Documents, Trustor shall protect, defend, indemnify and save harmless Beneficiary and Trustee from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements whether or not suit is filed), imposed upon or incurred by or asserted against Beneficiary or Trustee by reason of (a) ownership of this Deed of Trust, the Property or any interest therein or receipt of any Payments;
(b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(c) any use, nonuse or condition in, on or about the Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Trustor or Trustee to perform or comply with any of the terms of this Deed of Trust; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting the Property; (g) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance; (h) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (i) any violation of the Hazardous Substance Laws, which are based upon or in any way related to such Hazardous Substance including, without limitation, the costs and expenses of any remedial work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses; (j) any failure of the Property to comply with any Access Laws; (k) any representation or warranty made in the Note, this Deed of Trust or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warrant was made; (l) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with the Loan or other transaction involving the Property or any part thereof under any legal requirement or any liability asserted against Beneficiary with respect thereto; and (m) the claims of any lessee of any portion of the Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Leases. Any amounts payable to Beneficiary or Trustee by reason of the application of this paragraph shall be secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Beneficiary or Trustee until paid. The obligations and liabilities of Trustor under this Section 4.9 shall survive the termination, satisfaction,
                      -----------
or assignment of this Deed of Trust and the exercise by Beneficiary of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

     4.10  REIMBURSEMENT.  Beneficiary will have the right to declare
           -------------
immediately due any amount paid by it for any tax, stamp tax, assessment, water rate, sewer rate, Insurance Premium, repair, rent charge, debt, claim, inspection, or lien having priority over this Deed of Trust, or over any other agreement given to secure the Indebtedness.

     4.11  LITIGATION.  Trustor will promptly give written notice to Beneficiary
           ----------
of any litigation commenced or threatened affecting Trustor or the Property other than unlawful detainer proceedings brought by Trustor.

     4.12  TAX RECEIPTS.  Subject to the provisions of Section 4.4 of this Deed
           ------------                                -----------
of Trust, Trustor will exhibit to Beneficiary, within seven (7) days after demand, bills (that will be receipted from and after the date receipted bills are obtainable) showing the payment to the extent then due of all taxes, assessments (including those payable in periodic installments), water rates, sewer rates, or any other Imposition that may have become a lien on the Property or any Personalty prior to the lien of this Deed of Trust.

     4.13  DUPLICATE PLANS.  Trustor will submit to Beneficiary a duplicate set
           ---------------
of plans and specifications for approval before any material improvements, repairs, or alterations are begun that affect the Property.

     4.14  ADDITIONAL INFORMATION.  Trustor will furnish to Beneficiary, within
           ----------------------
seven (7) days after written request, all information that Beneficiary may request concerning the performance by Trustor of the covenants of the Loan Documents, and Trustor will permit Beneficiary or its representatives at all reasonable times to make investigation or examination concerning that performance.

     4.15  RIGHT OF ENTRY.  Trustor grants to Beneficiary and its agents,
           --------------
employees, consultants, and contractors the right to enter on the Property for the purpose of making any inspections, reports, tests (including, without limitation, soils borings, groundwater testing, wells, or soils analysis), inquiries, and reviews that Beneficiary, in its sole and absolute discretion, deems necessary to assess the then current condition of the Property. Beneficiary will provide Trustor with one (1) business day's notice of the entry. However, Trustor's consent will not be required for entry or for the performance of tests. All costs, fees, and expenses (including, without limitation, those of Beneficiary's outside counsel and consultants) incurred by Beneficiary with respect to the inspections, reports, tests, inquiries, and reviews, together with all related preparation, consultation, analyses, and review, will be paid by Trustor to Beneficiary on demand, will accrue interest at the Default Rate until paid, and will be secured by this Deed of Trust, prior to any right, title, or interest in or claim on the Property attaching or accruing subsequent to the lien of this Deed of Trust.

     4.16  HANDICAPPED ACCESS.
           ------------------

           (a) The Property shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 (if applicable), all state and local laws and ordinances related to handicapped access and all rules, regulations, and order issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "ACCESS LAWS").

           (b) Trustor agrees to give prompt notice to Beneficiary of the receipt by Trustor of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     4.17  TAXED AS PARTNERSHIP.  Trustor will continue to be taxed as a
           --------------------
partnership for income tax purposes during the term of this Deed of Trust.

     4.18  LIMITED LIABILITY COMPANY FILINGS.  Trustor will make all filings as
           ---------------------------------
required under the Beverly-Killea Limited Liability Company Act, as amended from time to time, and deliver same to Beneficiary within ten (10) days of filing.

     4.19  THIRD PARTY OPERATOR.  Trustor will preserve and keep in full force
           --------------------
and effect that certain lease between Trustor, as lessor, and M.C. Word, CPA, a Professional Corporation, as lessee, with respect to the operation of the Property as a nursing care facility, or will enter into and keep in full force and effect and maintain during the entire term of the Loan a lease with such other third party operator which is acceptable to Beneficiary (which acceptance shall have been obtained from Beneficiary in writing prior to entering into such lease) concerning the operation of the Property as a nursing care facility.

5.   NEGATIVE COVENANTS.  Until the entire Indebtedness has been paid in full,
     ------------------
Trustor covenants to and agrees with Beneficiary as follows:

     5.1   RESTRICTIVE USES.  Trustor covenants not to initiate, join in, or
           ----------------
consent to any change in any zoning ordinance, private restrictive covenant, assessment proceedings, or other public or private restriction limiting or restricting the uses that may be made of the Property or any part of it without the prior written consent of Beneficiary.

     5.2   OTHER FINANCING.  Except for the liens securing the Indebtedness,
           ---------------
Trustor will not create or permit to continue in existence any mortgage, pledge, encumbrance, lien, or charge of any kind (including purchase money and conditional sale liens) on any of the Property except for:

           (a) liens for taxes not yet delinquent, and

           (b) any other liens or charges that are specifically approved in writing by Beneficiary prior to the recordation.

     Any transaction in violation of this section will cause all Indebtedness, irrespective of the maturity dates, at the option of the holder and without demand or notice, to immediately become due, together with any prepayment premium in accordance with the terms of the Note.

     5.3   TRANSFER OR ENCUMBRANCE OF THE PROPERTY.
           ---------------------------------------

           (a) Trustor acknowledges that Beneficiary has examined and relied on the creditworthiness and experience of Trustor in owning and operating the Property in agreeing to make the Loan, and that Beneficiary will continue to rely on Trustor's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Indebtedness. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Property so as to ensure that, should Trustor default in the repayment of the Indebtedness, Beneficiary can recover the Indebtedness by a sale of the Property. Trustor shall not, without the prior written consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or permit the Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

           (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Section 5.3 shall be deemed to include (i)
                                    -----------
an installment sales agreement wherein Trustor agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Trustor leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any Leases or any Payments; (iii) if Trustor or any general partner or managing member of Trustor is a corporation, the voluntary or involuntary sale, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than 50% of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation; (iv) if Trustor or any general partner of Trustor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, or joint venturer or the transfer of any ownership interest of any general partner, managing partner or joint venturer or the transfer, assignment or pledge of any ownership interest of any general partner, managing partner or joint venturer; (v) if Trustor is a limited partnership, the voluntary or involuntary sale, conveyance, transfer or pledge of any limited partnership interests or the creation or issuance of new limited partnership interests, by which an aggregate of more than 50% of such limited partnership interests are held by parties who are not currently limited partners; or (vi) if Trustor is a limited liability company, the voluntary or involuntary sale, conveyance or transfer of more than 50% of the members' interests. Notwithstanding anything herein to the contrary, the following transfers of ownership interests in any Trustor entity shall be permitted transfers hereunder without Beneficiary's consent and shall not constitute a default hereunder: (i) any transfers into or out of a trust, family limited partnership, or other similar entity or device for tax or estate planning purposes; and (ii) any transfers resulting from the death of an individual, including without limitation, pursuant to a will, trust or intestate proceeding.

          (c) Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Trustor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

          (d) Beneficiary's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this Section shall be null and void and of no force and effect.

          (e) Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

          (f) Beneficiary's consent to the sale or transfer of the Property will not be unreasonably withheld after consideration of all relevant factors, provided that:

              (i) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

              (ii) the proposed transferee ("TRANSFEREE") shall be a reputable entity or person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Beneficiary;

              (iii) the Transferee and its property manager (if any) shall have sufficient experience in the ownership and management of properties similar to the Property, and Beneficiary shall be provided with reasonable evidence thereof;

              (iv) the Transferee shall have executed and delivered to Beneficiary an assumption agreement in form and substance acceptable to Beneficiary, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, this Deed of Trust and the other Loan Documents, together with such legal opinions and title insurance endorsements as may be reasonably requested by Beneficiary; and

              (v) Beneficiary shall have received the payment of all costs and expenses incurred by Beneficiary in connection with such assumption (including reasonable attorneys' fees and costs).

     5.4  REPLACEMENT OF FIXTURES AND PERSONALTY.  Trustor will not permit any
          --------------------------------------
of the Fixtures or Personalty to be removed at any time from the Property without the prior written consent of Beneficiary unless actually replaced by articles of equal suitability and value owned by Trustor free and clear of any lien or security interest except as may be approved in writing by Beneficiary.

     5.5  LIMITED LIABILITY COMPANY CHANGES.  Trustor will make no material
          ---------------------------------
changes nor materially amend or modify Trustor's articles of organization or operating agreement without first obtaining Beneficiary's prior written consent (which consent shall not be unreasonably withheld or delayed), nor compromise any members' obligations to contribute capital or enter into any merger or consolidation without first obtaining Beneficiary's prior written consent of same. Trustor will in writing immediately notify Beneficiary of any planned or anticipated dissolution of Trustor or of any event likely to result in dissolution of Trustor.


6.   ENVIRONMENTAL PROVISIONS.
     ------------------------

     6.1  REPRESENTATIONS AND WARRANTIES.  Except as disclosed in writing to,
          ------------------------------
and acknowledged in writing by, Beneficiary, Trustor represents and warrants that:

          (a) during the period of Trustor's ownership of the Property:

              (1) there has been no use, generation, manufacture, storage, treatment, disposal, discharge, Release, or threatened Release of any Hazardous Substance by any person on or around the Property; and

              (2) there have been no Hazardous Substances transported over or through the Property;

          (b) after diligent inquiry, Trustor has no knowledge of, or reason to believe that, there has been:

              (1) any use, generation, manufacture, storage, treatment, disposal, Release, or threatened Release of any hazardous waste or substance by any prior owners or prior occupants of the Property or by any third parties onto the Property; or

              (2) any actual or threatened litigation or claims of any kind by any person relating to these matters;

          (c) no Hazardous Substances in excess of permitted levels or reportable quantities under applicable Hazardous Substance Laws are present in or about the Property or any nearby real property that could migrate to the Property;

          (d) no Release or threatened Release exists or has occurred;

          (e) no underground storage tanks of any kind are or ever have been located in or about the Property;

          (f) the Property and all operations and activities at, and the use and occupancy of, the Property, comply with all applicable Hazardous Substance Laws;

          (g) Trustor and every User has, and is now in strict compliance with, every permit, license, and approval required by all applicable Hazardous Substance Laws for all activities and operations at, and the use and occupancy of, the Property;

          (h) to the best of Trustor's knowledge, after diligent inquiry, there are no Hazardous Substance Claims pending or threatened with regard to Property or against Trustor or any Guarantor;

          (i) the Property has not been nor is it within 2,000 feet of any other property designated as hazardous waste property or border zone property pursuant to Health and Safety Code (S)(S) 25220 et seq., and no proceedings for a determination of this designation are pending or threatened;

          (j) to the best of its knowledge after diligent inquiry, there exists no occurrence or condition on any real property adjoining or within 2,000 feet of the Property that would cause the Property or any part of it to be designated as hazardous waste property or border zone property under the provisions of Health and Safety Code (S)(S) 25220 et seq. and any regulation adopted in accordance with that section;

          (k) that the current use of the Property is as a nursing care facility;

          (l) any written disclosure submitted by or on behalf of Trustor to Beneficiary concerning any Release or threatened Release, past or present compliance by

Trustor, or any User or other person of any Hazardous Substance Laws applicable to the Property, the past and present use and occupancy of the Property, and any environmental concerns relating to the Property, was true and complete when submitted and continues to be true and complete as of the date of this Deed of Trust.

     6.2  COVENANTS.  Trustor agrees, except in the ordinary course of business
          ---------
and in strict compliance with all applicable Hazardous Substance Laws, as follows:

          (a) not to cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, Release, discharge, disposal, transportation, or presence of any Hazardous Substance;

          (b) not to cause, contribute to, permit, or acquiesce in any Release or threatened Release;

          (c) not to change or modify the use of the Property without the prior written consent of Beneficiary;

          (d) to comply with and to cause the Property and every User of the Property to comply with all Hazardous Substance Laws;

          (e) to immediately notify Beneficiary in writing and to provide Beneficiary with a reasonably detailed description of:

              (1) any noncompliance of the Property with any Hazardous Substance Laws;

              (2) any Hazardous Substance Claim;

              (3) any Release or threatened Release;

              (4) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that would cause the Property or any part of it to be designated as hazardous waste property or border zone property under the provisions of Health and Safety Code (S)(S) 25220 et seq. and any regulation adopted in accordance with that section;

          (f) in the event that Trustor discovers a Release or the presence of any Hazardous Substance on or about the Property in violation of any Hazardous Substance Law, to:

              (1) notify Beneficiary of that discovery together with a reasonably detailed description;

              (2) promptly after a request by Beneficiary, engage a qualified environmental engineer reasonably satisfactory to Beneficiary to investigate these matters and prepare and submit to Beneficiary a written report containing the findings and conclusions resulting from that investigation, all at the sole expense of Trustor; and

              (3) take, at Trustor's sole expense, all necessary actions to remedy, repair, clean up, or detoxify any Release or Hazardous Substance, including, but not limited to, any remedial action required by any Hazardous Substance Laws or any judgment, consent, decree, settlement, or compromise in respect of any Hazardous Substance Claims, these actions to be performed:

                  (i)    in accordance with Hazardous Substance Laws;

                  (ii)   in a good and proper manner;

                  (iii) under the supervision of a qualified environmental engineer approved in writing by Beneficiary;

                  (iv) in accordance with plans and specifications for these actions approved in writing by Beneficiary; and

                  (v) using licensed and insured qualified contractors approved in writing by Beneficiary;

          (g) immediately furnish to Beneficiary copies of all written communications received by Trustor from any governmental authority or other person or given by Trustor to any person and any other information Beneficiary may reasonably request concerning any Release, threatened Release, Hazardous Substance Claim, or the discovery of any Hazardous Substance on or about the Property in violation of any Hazardous Substance Law; and

          (h) Beneficiary generally informed regarding any Release, threatened Release, Hazardous Substance Claim, or the discovery of any Hazardous Substance on or about the Property in violation of any Hazardous Substance Law.

     6.3  ENVIRONMENTAL MONITORING.  Trustor shall permit Beneficiary to join
          ------------------------
and participate in, as a party if it so elects, any legal proceedings or action initiated with respect to the Property in connection with any Environmental Substance Law or Hazardous Substance, and Trustor shall pay all attorneys' fees and disbursements incurred by Beneficiary in connection therewith. Upon Beneficiary's request, at any time and from time to time while this Deed of Trust is in effect, but not more frequently than once per calendar year, unless Beneficiary has determined (in the exercise of its good faith judgment) that reasonable cause exists for the performance of an environmental inspection or audit of the Property, Trustor shall provide at Trustor's sole expense an inspection or audit of the Property prepared by a licensed hydrogeologist or licensed environmental engineer approved by Beneficiary indicating the presence or absence of Hazardous Substances in, or near the

Property.  If Trustor fails to provide such inspections or audits within thirty
(30) days after such request, Beneficiary may order same, and Trustor hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake those inspections or audits. The cost of such inspections or audits shall be added to the principal balance of the sums due under the Note and the Deed of Trust and shall bear interest thereafter until paid at the Default Rate (as defined in the Note). In the event that any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, Trustor shall cause such operations and maintenance plan to be prepared and implemented at Trustor's expense upon request of Beneficiary. Trustor shall commence and thereafter diligently prosecute to completion any remedial work within thirty (30) days after written demand by Beneficiary for performance thereof (or any such shorter period of time as may be required under applicable law). All remedial work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such remedial work shall be paid by Trustor including, without limitation, Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such remedial work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such remedial work, Beneficiary may, but shall not be required to, cause such remedial work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness and shall bear interest thereafter until paid at the Default Rate.

     6.4  INSPECTION AND RECEIVERSHIP RIGHTS.  Upon Beneficiary's reasonable
          ----------------------------------
belief of the existence of a past or present Release or threatened Release not previously disclosed by Trustor in connection with the making of the Loan or the execution of this Deed of Trust or upon Beneficiary's reasonable belief that Trustor has failed to comply with any environmental provision of this Deed of Trust or any other Loan Document and upon reasonable prior notice (except in the case of an emergency) to Trustor, Beneficiary or its representatives, employees, and agents, may from time to time and at all reasonable times (or at any time in the case of an emergency) enter and inspect the Property and every part of it (including all samples of building materials, soil, and groundwater, and all books, records, and files of Trustor relating to the Property) and perform those acts and things that Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security of this Deed of Trust, for the purpose of determining:

          (a) the existence, location, nature, and magnitude of any past or present Release or threatened Release;

          (b) the presence of any Hazardous Substances on or about the Property in violation of any Hazardous Substance Law; and

          (c) the compliance by Trustor of every environmental provision of this Deed of Trust and every other Loan Document. In furtherance of the purposes above, without limitation of any of its other rights, Beneficiary may:

              (1) obtain a court order to enforce Beneficiary's right to enter and inspect the Property under Civil Code (S) 2929.5, to which the decision of Beneficiary as to whether there exists a Release, a threatened Release, any Hazardous Substances on or about the Property in violation of any Hazardous Substance Law, or a breach by Trustor of any environmental provision of this Deed of Trust or any other Loan Document, will be deemed reasonable and conclusive as between the parties; and

              (2) have a receiver appointed under Code of Civil Procedure (S) 564 to enforce Beneficiary's right to enter and inspect the Property for the purpose set forth above.

All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations that Beneficiary or its agents, representatives, or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, will be paid by Trustor. All costs or expenses incurred by Trustee and Beneficiary pursuant to this subsection (including without limitation court costs, consultant's fees, and attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the Default Rate from the date they are incurred until those sums have been paid in full. Except as provided by law, any inspections or tests made by Beneficiary or its representatives, employees, and agents will be for Beneficiary's purposes only and will not be construed to create any responsibility or liability on the part of Beneficiary to Trustor or to any other person. Beneficiary will have the right, but not the obligation, to communicate with any governmental authority regarding any fact or reasonable belief of Beneficiary that constitutes or could constitute a breach of any of Trustor's obligations under any environmental provision contained in this Deed of Trust or any Loan Document.

     6.5  RELEASE AND INDEMNITY.  Trustor:
          ---------------------

          (a) releases and waives any future claims against Beneficiary for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any Hazardous Substance Laws or under any Hazardous Substance Claim;

          (b) agrees to reimburse Beneficiary, on demand, for all costs and expenses incurred by Beneficiary in connection with any review, approval, consent, or inspection relating to the environmental provisions in this Deed of Trust together with interest, after demand, at the Default Rate; and

          (c) agrees to indemnify, defend, and hold Beneficiary and Trustee harmless from all losses, costs, claims, damages, penalties, liabilities, causes of action, judgments, court costs, attorney fees and other legal expenses, costs of evidence of title, cost of evidence of value, and other expenses (collectively, "Expenses"), including, but not limited to, any Expenses incurred or accruing after the foreclosure of the lien of this Deed of Trust, which either may suffer or incur and which directly or indirectly arises out of or is in any way connected with the breach of any environmental provision either in this Deed of Trust or in any Loan Document or as a consequence of any Release or threatened Release on the presence, use, generation, manufacture, storage, disposal, transportation, Release, or threatened Release of any Hazardous Substance on or about the Property, including the soils and groundwaters, caused or permitted by Trustor, any prior owner or operator of the Property, any adjoining landowner or any other party, including, without limitation, the cost of any required or necessary repair, cleanup, remedy, or detoxification of any Hazardous Substance and the preparation of any closure, remedial action, or other required plans, whether that action is required or necessary by reason of acts or omissions occurring prior to or following the recordation of this Deed of Trust. Trustor's obligations will survive the satisfaction, release, or cancellation of the Indebtedness, the release and reconveyance or partial release and reconveyance of this Deed of Trust, and the foreclosure of the lien of this Deed of Trust or deed in lieu of the Deed of Trust.

     6.6  REQUEST FOR INFORMATION.  Trustor and Beneficiary agree that:
          -----------------------

          (a) this Section 6.6 is intended as Beneficiary's written request for
                   -----------
information and Trustor's written response concerning the environmental condition of the Property as provided by Code of Civil Procedure (S) 726.5; and

          (b) each representation, warranty, covenant, or indemnity made by Trustor in this Section 6 or in any other provision of this Deed of Trust or any
                ---------
Loan Document that relates to the environmental condition of the Property is intended by Trustor and Beneficiary to be an environmental provision for purposes of Code of Civil Procedure (S) 736 and will survive the payment of the Indebtedness and the termination or expiration of this Deed of Trust and will not be affected by Beneficiary's acquisition of any interest in the Property, whether by full credit bid at foreclosure, deed in lieu of that, or otherwise. If there is any transfer of any portion of Trustor's interest in the Property, any successor-in-interest to Trustor agrees by its succession to that interest that the written request made pursuant to this Article will be deemed remade to the successor-in-interest without any further or additional action on the part of Beneficiary and that by assuming the debt secured by this Deed of Trust or by accepting the interest of Trustor subject to the lien of this Deed of Trust, the successor remakes each of the representations and warranties in this Deed of Trust and agrees to be bound by each covenant in this Deed of Trust, including, but not limited to, any indemnity provision.

     6.7  EFFECT OF SITE ASSESSMENT.  Even though Trustor may have provided
          -------------------------
Beneficiary with an environmental site assessment or other environmental report together with other relevant information regarding the environmental condition of the Property, Trustor acknowledges and agrees that Beneficiary is not accepting the Property as security for the Loan based on that assessment, report, or information. Rather Beneficiary has relied on the representations and warranties of Trustor in this Deed of Trust, and Beneficiary is not waiving any of its rights and remedies in the environmental provisions of this Deed of Trust or any other Loan Document.

7.   CASUALTIES AND CONDEMNATION.
     ---------------------------

     7.1  CASUALTIES.
          ----------

          (a) Trustor will promptly notify Beneficiary in writing after any loss or damage caused by fire or other casualty to the Property, and prior to the making of any repairs. Trustor will furnish to Beneficiary within sixty (60) days after the loss or damage the following:

              (1) evidence satisfactory to Beneficiary of the cost of repair or reconstruction;

              (2) evidence satisfactory to Beneficiary that sufficient funds are available or committed for the benefit of Beneficiary, including insurance proceeds, payment and performance bonds, or otherwise, to complete the repair or reconstruction; and

              (3) evidence satisfactory to Beneficiary that the repair or reconstruction may be completed in accordance with all applicable laws, rules, regulations, and ordinances and that all necessary permits and approvals have been or will be obtained.

     If Trustor does not furnish this evidence to Beneficiary within the sixty-day period, or if Beneficiary in its reasonable discretion determines that repair or reconstruction is not economically feasible, then within sixty (60) days after the expiration of the sixty-day period, Beneficiary will have the option ("REPAYMENT OPTION") to have all insurance proceeds applied against the Indebtedness. If Beneficiary elects the Repayment Option, Trustor will immediately transfer to Beneficiary all insurance proceeds received by it, if any, to the extent of the Indebtedness, and Beneficiary will apply the insurance proceeds received by it, if any, against the Indebtedness. If the insurance proceeds held by Trustor and Beneficiary exceed the Indebtedness, any excess insurance proceeds will belong and be paid over to, or be retained, by Trustor.

          (b) If Beneficiary does not elect the Repayment Option within the specified time period, Trustor will, with all diligence, repair or otherwise reconstruct the damage to the Property, all according to the original plans and specifications for the Improvements or any modified plans and specifications conforming to the then laws and regulations as will first have been approved in writing by Beneficiary and any occupants of the Improvements having the right to approve. Beneficiary will use all insurance proceeds, if any, received by it relating to the damage or destruction to reimburse Trustor from time to time for expenditures made for repair of the damage or for the erection of any building, structure, or improvements in their place if permitted as follows:

              (1) At the end of each month against Trustor's architect's certificate, an amount that will be that proportion of the insurance proceeds held in trust that ninety percent (90%) of the payments to be made to the contractors or materialmen for work done, materials supplied, and services rendered during that month bears to the total contract price.

              (2) At the completion of the work, the balance of the proceeds required for completing the payments for the work will be paid to or for the account of Trustor, provided that at the time of the payment:

                  (i) there are no liens (as evidenced by an endorsement satisfactory to Beneficiary issued by Trustee) against the Property by reason of the work, or proof satisfactory to Beneficiary has been submitted that all costs of the work have been paid; and

                  (ii) Trustor's architect will certify that all required work is completed and is proper and of a quality and class of the original work required by the original plans and specifications and in accordance with the approved plans and specifications.

     If the insurance proceeds exceed the costs of completing the work, the excess insurance proceeds will belong and be retained by or be paid over to Beneficiary to be applied against the Indebtedness. If the costs of completing the work exceed the insurance proceeds, Trustor will, no later than ninety (90) days before commencement of the work, provide evidence satisfactory to beneficiary that Trustor has the funds to complete the work and shall, before commencement of the work, deposit with Beneficiary said funds which shall be used to reimburse Trustor in the same manner as insurance proceeds.

     7.2  CONDEMNATION.  Trustor, immediately upon obtaining knowledge of the
          ------------
institution of any proceedings for the condemnation of the Property or any portion of it, will notify Trustee and Beneficiary of the pendency of the proceedings. Trustee and Beneficiary may participate in any proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by Beneficiary to permit participation. If there are condemnation proceedings, the award or compensation payable is assigned to and will be paid to Beneficiary. Beneficiary will be under no obligation to question the amount of any award or compensation and may accept it in the amount in which it is paid. In any condemnation proceedings, Beneficiary may be represented by counsel selected by Beneficiary. The proceeds of any award or compensation received will be paid over to Trustor for restoration of the Improvements in accordance with the provisions of Section 7.1 of this Deed of Trust or, if the Improvements will
                  -----------
not be restored, will be applied, without premium, to the prepayment of the Note.


8.   EVENTS OF DEFAULT AND REMEDIES OF BENEFICIARY.
     ---------------------------------------------

     8.1  EVENTS OF DEFAULT.  The following events are each an Event of Default:
          -----------------

          (a) Default in the payment of any sum of principal or interest when due under the Note or any other sum due under the Loan Documents, provided that such failure continues for five (5) business days after written notice of such default.

          (b) The failure (without cure during the applicable period, if any, for cure) of any Loan Party to observe, perform, or discharge any obligation, term, covenant, or condition of Loan Documents, any agreement relating to the Property, or any agreement or instrument between any Loan Party and Beneficiary, provided that such failure continues for thirty (30) days after written notice of such default, or such longer period of time up to one-hundred twenty (120) days to cure such default if Trustor commences a cure within such 30 day period and thereafter diligently prosecutes such cure to completion.

          (c) The entry of an order for relief under federal bankruptcy laws as to Trustor or the adjudication of Trustor as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; the commencement by Trustor of any case, proceeding, or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution, or other relief for debtors; Trustor's consent to, acquiescence in, or attempt to secure the appointment of, any Receiver of all or any substantial part of its properties or of the Property; Trustor's generally not paying its debts as they become due or admitting in writing its inability to pay its debts or making a general assignment for the benefit of creditors; or Trustor's taking of any action to authorize any of the acts set forth above in this section.

          (d) Any case, proceeding, or other action against Trustor is commenced, seeking to have an order for relief entered against it as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation relating to bankruptcy, insolvency, reorganization, or other relief for debtors, or seeking appointment of any Receiver for Trustor or for all or any substantial part of its property or for the Property, and that case, proceeding, or other action:

              (1) results in the entry of an order for relief against it that is not fully stayed within sixty (60) days after the entry, or

              (2) remains undismissed for an aggregate of sixty (60) days (whether or not consecutive);

or the possibility that any portion of the Property would, by operation of law or otherwise, devolve on or pass to any Person other than Trustor and that situation continues and is not remedied by Trustor within sixty (60) days after the happening of the event.

          (e) The assignment by Trustor, as lessor or sublessor, as the case may be, of the rents or the income of the Property or any part of it (other than to Beneficiary) without first obtaining the written consent of Beneficiary.

          (f) The following events:

              (1) The filing of any claim or lien against the Property or any part of it, whether or not the lien is prior to this Deed of Trust, and the continued maintenance of the claim or lien for a period of sixty (60) days without discharge, satisfaction, or adequate bonding in accordance with the terms of this Deed of Trust;

              (2) the existence of any interest in the Property other than those of Trustor, Beneficiary, and any tenants of Trustor; or

              (3) the sale, hypothecation, conveyance, or other disposition of the Property except in accordance with Sections 5.2 or 5.3 of this Deed of
                                       -------------------
Trust, any of which will be an Event of Default because Trustor's obligation to own and operate the Property is one of the inducements to Beneficiary to make the Loan;

          (g) Default under any agreement to which Trustor is a party, which agreement relates to the borrowing of money by Trustor from any Person.

          (h) Any representation or warranty made by any Loan Party or any other Person under this Deed of Trust or in, under, or pursuant to the Loan Documents, is false or misleading in any material respect as of the date on which the representation or warranty was made.

          (i) Any of the Loan Documents, at any time after their respective execution and delivery and for any reason, cease to be in full force or are declared null and void, or the validity or enforceability is contested by any Loan Party or any stockholder or partner of any Loan Party, or any Loan Party denies that it has any or further liability or obligation under any of the Loan Documents to which it is a party.

          (j) Any of the Security Documents, at any time after their respective execution and delivery and for any reason, cease to constitute valid and subsisting liens or valid and perfected security interests in and to the property purported to be subject to any of the Security Documents;

          (k) Any representation made by any Loan Party in the Certification Agreement is false or misleading in any material respect as of the date made, or any breach or default in any of Trustor's obligations under the Certification Agreement.

          (l) The occurrence of any Material Adverse Change.

     If one or more Event of Default occurs and is continuing, then Beneficiary may declare all the Indebtedness to be due and the Indebtedness will become due without any further presentment, demand, protest, or notice of any kind, and Beneficiary may:

              (1) in person, by agent, or by a receiver, and without regard to the adequacy of security, the solvency of Trustor, or the existence of waste, enter on and take possession of the Property or any part of it in its own name or in the name of Trustee, sue for or otherwise collect the rents, issues, and profits, and apply them, less costs and expenses of operation and collection, including reasonable attorney fees, upon the Indebtedness, all in any order that Beneficiary may determine. The entering on and taking possession of the Property, the collection of rents, issues, and profits, and the application of them will not cure or waive any default or notice of default or invalidate any act done pursuant to the notice;

              (2) commence an action to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages of real property;

              (3) deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause the Property to be sold, which notice Trustee or Beneficiary will cause to be filed for record;

              (4) with respect to any Personalty, proceed as to both the real and personal property in accordance with Beneficiary's rights and remedies in respect of the Land, or proceed to sell the Personalty separately and without regard to the Land in accordance with Beneficiary's rights and remedies; or

              (5) exercise any of these remedies in combination or any other remedy at law or in equity.

     8.2  POWER OF SALE.
          -------------

          (a) If Beneficiary elects to foreclose by exercise of the power of sale in this Deed of Trust, Beneficiary will also deposit with Trustee this Deed of Trust, the Note, and any receipts and evidence of expenditures made and secured as Trustee may require. If notice of default has been given as then required by law, and after lapse of the time that may then be required by law, after recordation of the notice of default, Trustee, without demand on Trustor, will, after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels as Trustee determines, and in any order that it may determine, at public auction to the highest bidder. Trustee may postpone sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time after that may postpone the sale by public announcement at the time fixed by the preceding postponement, and without further notice make the sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any notice of default at any time before Trustee's sale by executing a notice of rescission and recording it.

The recordation of the notice will constitute a cancellation of any prior declaration of default and demand for sale and of any acceleration of maturity of Indebtedness affected by any prior declaration or notice of default. The exercise by Beneficiary of the right of rescission will not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to execute other declarations of default and demand for sale, or notices of default and of election to cause the Property to be sold, nor otherwise affect the Note or this Deed of Trust, or any of the rights, obligations, or remedies of Beneficiary or Trustee. After sale, Trustee will deliver to the purchaser its deed conveying the property sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts will be conclusive proof of their truthfulness. Any Person, including Trustor, Trustee, or Beneficiary, may purchase at that sale. If allowed by law, Beneficiary, if it is the purchaser, may turn in the Note at the amount owing on it toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Note if the amount owing exceeds the purchase price). Trustor expressly waives any right of redemption after sale that Trustor may have at the time of sale or that may apply to the sale.

          (b) Trustee, upon the sale, will make (without any covenant or warranty, express or implied), execute and, after due payment made, deliver to a purchaser and its heirs or assigns a deed or other record of interest, as the case may be, to the Property sold, which will convey to the purchaser all the title and interest of Trustor in the Property and will apply the proceeds of the sale in payment:

              (1) first, of the expenses of the sale together with the expenses of the trust, including, without limitation, attorney fees, that will become due on any default made by Trustor, and also any sums that Trustee or Beneficiary have paid for procuring a search of the title to the Property subsequent to the execution of this Deed of Trust; and

              (2) second, in payment of the Indebtedness then remaining unpaid, and the amount of all other monies with interest in this Deed of Trust agreed or provided to be paid by Trustor.

     Trustee will pay the balance or surplus of the proceeds of sale to Trustor and its successors or assigns as its interests may appear.

     8.3  PROOF OF DEFAULT.  If there is a sale of the Property, or any part of
          ----------------
it, and the execution of a deed for it, the recital of default and of recording notice of breach and election of sale, and of the elapsing of the required time between the recording and the following notice, and of the giving of notice of sale, and of a demand by Beneficiary that the sale should be made, will be conclusive proof of the default, recording, election, elapsing of time, and the due giving of notice, and that the sale was regularly and validly made on proper demand by Beneficiary. Any deed with these recitals will be effectual and conclusive against Trustor, its successors, and assigns, and all other Persons. The receipt for the purchase money recited or in any deed executed to the purchaser will be sufficient discharge to the purchaser from all obligations to see to the proper application of the purchase money.

     8.4  PROTECTION OF SECURITY.  If an Event of Default occurs and is
          ----------------------
continuing, Beneficiary or Trustee, without limitation to do so, without notice to or demand upon Trustor, and without releasing Trustor from any obligations or defaults may:

          (a) enter on the Property in any manner and to any extent that either deems necessary to protect the security of this Deed of Trust;

          (b) appear in and defend any action or proceeding purporting to affect, in any manner, the Obligations or the Indebtedness, the security of this Deed of Trust, or the rights or powers of Beneficiary or Trustee;

          (c) pay, purchase, or compromise any encumbrance, charge, or lien that in the judgment of Beneficiary or Trustee is prior or superior to this Deed of Trust; and

          (d) pay necessary expenses, employ counsel, and pay reasonable attorney fees.

Trustor agrees to repay on demand all sums expended by Trustee or Beneficiary pursuant to this section with interest at the Default Rate, and those sums, with interest, will be secured by this Deed of Trust.

     8.5  RECEIVER.  If an Event of Default occurs and is continuing,
          --------
Beneficiary, as a matter of strict right and without notice to Trustor or anyone claiming under Trustor and without regard to the then value of the Property, will have the right to apply ex parte or by noticed motion to any court having jurisdiction to appoint a Receiver of the Property. Any Receiver will have all the powers and duties of receivers in similar cases and all the powers and duties of Beneficiary in case of entry as provided in this Deed of Trust, and will continue as such and exercise all those powers until the date of confirmation of sale, unless the receivership is terminated sooner.

     8.6  CURING THE DEFAULTS.  If Trustor at any time fails to perform or
          -------------------
comply with any of the terms, covenants, and conditions required on Trustor's part to be performed and complied with under this Deed of Trust, the Note, any of the other Loan Documents, or any other agreement that, under the terms of this Deed of Trust, Trustor is required to perform, then Beneficiary, after ten
(10) days' notice to Trustor (or without notice if Beneficiary determines that an emergency exists), and without waiving or releasing Trustor from any of the Obligations, may, subject to the provisions of any of the agreements:

          (a) make from its own funds any payments payable by Trustor and take out, pay for, and maintain any of the insurance policies provided for; and

          (b) perform any other acts on the part of Trustor to be performed and enter on the Property for that purpose. The making by Beneficiary of payments out of Beneficiary's own funds will not, however, be deemed to cure the default by Trustor, and they will not be cured unless and until Trustor reimburses Beneficiary for the payments. All sums paid and all reasonable costs and expenses incurred by Beneficiary in connection with the performance of any act, together with interest on unpaid balances at the Default Rate from the respective dates of Beneficiary's making of each payment, will be added to the principal of the Indebtedness, will be secured by the Security Documents and by the lien of this Deed of Trust, prior to any right, title, or interest in or claim on the Property attaching or accruing subsequent to the lien of this Deed of Trust, and will be payable by Trustor to Beneficiary on demand.

     8.7  INSPECTION RIGHTS.  On reasonable notice (except in the case of an
          -----------------
emergency), and without releasing Trustor from any obligation to cure any default of Trustor, Beneficiary or its agents, representatives, and employees acting by themselves or through a court-appointed receiver, may, from time to time and at all reasonable times (or at any time in the case of an emergency) enter and inspect the Property and every part of it (including all samples of building materials, soil, and groundwater, and all books, records, and files of Trustor relating to the Property) and perform any acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security of this Deed of Trust, for the purpose of determining:

          (a) the existence, location, nature, and magnitude of any past or present Release or threatened Release,

          (b) the presence of any Hazardous Substances on or about the Property in violation of any Hazardous Substance Law, and

          (c) the compliance by Trustor of every environmental provision of this Deed of Trust and every other Loan Document.

     In furtherance of these purposes, without limitation of any of its other rights, Beneficiary may:

          (a) obtain a court order to enforce Beneficiary's right to enter and inspect the Property under Civil Code (S) 2929.5, to which the decision of Beneficiary as to whether there exists a Release, threatened Release, any Hazardous Substances on or about the Property in violation of any Hazardous Substance Law, or a breach by Trustor of any environmental provision of this Deed of Trust or any other Loan Document, will be deemed reasonable and conclusive as between Trustor, Trustee, and Beneficiary; and

          (b) have a receiver appointed under Code of Civil Procedure (S) 564 to enforce Beneficiary's right to enter and inspect the Property for Hazardous Substances.

     All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations that Beneficiary or its agents, representatives, or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, will be paid by Trustor. All costs or expenses incurred by Trustee and Beneficiary pursuant to this subsection (including, without limitation, court costs, consultants fees, and attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the Default Rate from the date they are incurred until they have been paid in full. Except as provided by law, any inspections or tests made by Beneficiary or its representatives, employees, and agents, will be for Beneficiary's purposes only and will not be construed to create any responsibility or liability on the part of Beneficiary to Trustor or to any other person. Beneficiary will have the right, but not the obligation, to communicate with any governmental authority regarding any fact or reasonable belief of Beneficiary that constitutes or could constitute a breach of any of Trustor's obligations under any environmental provision in this Deed of Trust or any Loan Document.

     8.8  JUDGMENT ON ENVIRONMENTAL PROVISION.  Beneficiary or its agents,
          -----------------------------------
representatives, and employees may seek a judgment that Trustor has breached its covenants, representations, or warranties in Article 6 of this Deed of Trust or
                                             ---------
any other covenants, representations, or warranties that are deemed to be environmental provisions pursuant to Code of Civil Procedure (S) 736 (each an "ENVIRONMENTAL PROVISION"), by commencing and maintaining an action or actions in any court of competent jurisdiction pursuant to Code of Civil Procedure (S) 736, whether commenced prior to or after foreclosure of the lien of this Deed of Trust. Beneficiary or its agents, representatives, and employees may also seek an injunction to cause Trustor to abate any action in violation of any Environmental Provision and may seek the recovery of all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Beneficiary (collectively, "ENVIRONMENTAL COSTS") incurred or advanced by Beneficiary relating to the cleanup, remedy, or other response action required by any Hazardous Substances Law, or any Hazardous Substance Claim, or which Beneficiary believes necessary to protect the Property. It will be conclusively presumed between Beneficiary and Trustor that all Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remedy, or other response action of or to the Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this subsection (including, without limitation, court costs, consultant fees, and attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the Default Rate from the date of expenditure until those sums have been paid in full. Beneficiary will be entitled to bid, at any trustee's or foreclosure sale of the Property, the amount of the costs, expenses, and interest in addition to the amount of other Indebtedness.

     8.9  WAIVE LIEN.  Beneficiary or its agents, representatives, and
          ----------
employees may waive its lien against the Property or any portion of it, including the Improvements and the Personal Property, to the extent that the Property is found to be environmentally impaired in accordance with Code of Civil Procedure (S) 726.5, and to exercise all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order under Code of Civil Procedure (S)
483.010. As between Beneficiary and Trustor, for purposes of Code of Civil Procedure (S) 726.5, Trustor will have the burden of proving that Trustor or any related party (or any affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the Release or threatened Release of the Hazardous Substances.

     8.10 REMEDIES CUMULATIVE.  All remedies of Beneficiary provided for in
          -------------------
this Deed of Trust are cumulative and will be in addition to all other rights and remedies provided in the other Loan Documents or provided by law, including any banker's lien and right of offset. The exercise of any right or remedy by Beneficiary will not in any way constitute a cure or waiver of default, will not invalidate any act done pursuant to any notice of default, nor will it prejudice Beneficiary in the exercise of any of its rights unless, in the exercise of those rights, Beneficiary collects the total amount of the Indebtedness.

9.   SECURITY AGREEMENT.
     ------------------

     9.1  GRANT OF SECURITY INTEREST.  Trustor also grants to Beneficiary a
          --------------------------
security interest in all of Trustor's right, title, and interest now owned or later acquired to the following property (collectively, "COLLATERAL") now or later affixed to or located on the Property, or used in connection with the operation of the Property or the Improvements and all the rents and proceeds of that property: the Personalty; the Fixtures; all machinery, equipment, engines, appliances, and fixtures for generating or distributing air, water, heat, electricity, light, fuel, or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse, or garbage; all wallbeds, wall safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumbwaiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for them, fire sprinklers, alarm systems, draperies, drapery rods and brackets, mirrors, mantles, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, iceboxes, refrigerators, heating units, stoves, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures, and furnishings; all communication systems; all specifically designed installations and furnishings; all building materials, supplies, and equipment now or later delivered to the Property; all office equipment, including, without limitation, all computers, computer systems, hardware and software, access codes, access keys, computer programs, file names, typewriters, duplicating machines, word processing equipment, adding machines, calculators, dictating equipment, printing presses, and related equipment; all inventories and supplies, including, without limitation, office supplies, soap, light bulbs, toilet paper, and linens; all clocks, television sets, radios, and other electronic or audio/video equipment; all podiums, microphones, movie and slide projectors and screens, and other property relating to conference and convention facilities; all security and cleaning deposits collected from any tenants or lessees of any part of the Property, all deposits collected from purchasers pursuant to contracts for sale of the Property or any portion of the Property; and, subject to the other provisions of this Deed of Trust, all proceeds of any fire and builders' risk insurance policy, or of any policy insuring the Property (and the contents of the Improvements) against any other perils, all awards made in eminent domain proceedings, or purchased in lieu of that, made with respect to the Property, and any compensation, award, payment, or relief given by any governmental agency or other source because of damage to the Property resulting from earthquake, flood, windstorm, or any emergency or any other event or circumstance. The specific enumerations in this Deed of Trust do not exclude the general.

     The security interest also includes all additions to, substitutions for, changes in, or replacements of the whole or any part of these articles of property, together with all contract rights of Trustor in construction contracts, bonds, agreements for purchase and sale of the Property, all policies of insurance arising out of the improvement or ownership of the Property, and all accounts, contract rights, chattel paper, instruments, general intangibles, receivables and other obligations of any kind now or later existing, arising out of, or in connection with the operation or development of the Property. The security interest also includes all rights now or later existing in all security agreements, leases, and other contracts securing or otherwise relating to any accounts, contract rights, chattel paper, instruments, general intangibles, or obligations; all causes of action and recoveries now or later existing for any loss or diminution in value of the Property; all proceeds of any of the Collateral; and, to the extent not otherwise included, all payments under insurance (whether Beneficiary is the loss payee), or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to any of the Collateral.

     9.2   REMEDIES.  This Deed of Trust constitutes a security agreement with
           --------
respect to the Collateral in which Beneficiary is granted a security interest. Beneficiary has all of the rights and remedies of a secured party under the California Uniform Commercial Code as well as all other rights and remedies available at law or in equity. Trustor agrees to execute and deliver on demand, and irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor to execute, deliver, and file, any security agreements, financing statements, continuation statements, or other instruments that Beneficiary may request to impose, perfect, or continue the perfection of the lien or security interest created by this Deed of Trust. On the occurrence of any Event of Default (taking into account any applicable period of grace or cure), Beneficiary will have the right to sell at any public or private sales as permitted by applicable law any of the Collateral that is personal property. Beneficiary will also have any other rights and remedies, whether at law, in equity, or by statute that are available to secured creditors. Any disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any Person, including both Trustor and Beneficiary, will be eligible to purchase any part or all of the Collateral at any disposition.

     9.3   EXPENSES.
           --------

     Expenses of retaking, holding, and preparing for sale, selling, or the like will be borne by Trustor and will include Beneficiary's and Trustee's attorney fees and legal expenses. Trustor, on demand of Beneficiary, will assemble the Collateral and make it available to Beneficiary at the Property, a place deemed to be reasonably convenient to Beneficiary and Trustor. Beneficiary will give Trustor at least ten (10) days' prior written notice of the time and place of any public sale or other disposition of the Collateral or of the time of or after which any private sale or any other intended disposition is to be made. If the notice is sent to Trustor in the manner provided for the mailing of notices in this Deed of Trust, it is deemed reasonable notice to Trustor.

     9.4   FIXTURE FILING.
           --------------

           (a) This Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the county in which the Property is located with respect to all Fixtures included within the term Property as used in this Deed of Trust and with respect to any goods, Collateral, or other personal property that may now be or later become fixtures.

           (b) It is understood and agreed that, to protect Beneficiary against the effect of Uniform Commercial Code (S) 9313, if any fixture owned by Trustor on the Property, or any part of any fixture, is replaced or added to, or any new fixture owned by Trustor is installed by Trustor, and in each case the fixture has a cost or fair market value in excess of One Thousand Dollars ($1,000.00) and the fixture is or may be subject to a security interest held by a seller or any other party, the following will apply:

               (1) Trustor or any owner of all or any part of the Property will, before the replacement, addition, or installation of any fixture, obtain the prior written approval of Beneficiary, and give Beneficiary written notice that a security agreement with respect to the fixture has been or will be consummated, and the notice will contain the following information:

                    (i) description of the fixtures to be replaced, added to, installed, or substituted;

                    (ii) a recital of the location at which the fixtures will be replaced, added to, installed, or substituted;

                    (iii) a statement of the name and address of the holder and amount of the security interest; and

                    (iv)  the date of the purchase of the fixtures.

     Neither this subsection nor any consent by Beneficiary pursuant to this subsection will constitute an agreement to subordinate any right of Beneficiary in fixtures or other property covered by this Deed of Trust.

               (2) Beneficiary may at any time pay the balance due under the security agreement and the amount paid will be:

                    (i) secured by this Deed of Trust and will be a lien on the Property, enjoying the same priorities as this Deed of Trust,

                    (ii) added to the amount of the Note or other obligation secured by this Deed of Trust, and

                    (iii) on demand with interest at the Default Rate from the time of the payment; and if Trustor is in default for ten (10) days after demand, the entire principal sum secured with all unpaid interest will, at the Beneficiary's option, become immediately due, regardless of any contrary provision in this Deed of Trust or the Note; or Beneficiary will have the privilege of acquiring by assignment from the holder of the security interest any contract rights, accounts receivable, chattel paper, negotiable or nonnegotiable instruments, or other evidence of Trustor's indebtedness for the fixtures, and, on acquiring these interests by assignment, will have the right to enforce the security interest as an assignee, in accordance with the California Uniform Commercial Code and other applicable law.

               (3) Whether Beneficiary has paid or taken an assignment of the security interest, if at any time Trustor is in default for a period of ten (10) days under the security agreement covering the fixtures, that default will be considered a material breach of Trustor's covenants under this Deed of Trust, and will, at Beneficiary's option, constitute a default under this Deed of Trust, and the principal sum secured will, at Beneficiary's option, become immediately due.

               (4) The provisions of subsections (ii) and (iii) above will not apply if the goods that may become fixtures are of at least equivalent value and quality as any property being replaced and if the rights of the party holding the security interest have been expressly subordinated, at no cost to Beneficiary, to the lien of this Deed of Trust in a manner satisfactory to Beneficiary, including, without limitation, at Beneficiary's option, providing to Beneficiary a satisfactory opinion of counsel that this Deed of Trust constitutes a valid and subsisting first lien on the fixtures that is not subordinate to the lien of the security interest under any applicable law, including, without limitation, the provisions of Uniform Commercial Code (S) 9313.

     9.5   ASSIGNMENT OF AGREEMENTS.
           ------------------------

           (a) As partial security for the Loan, Trustor sells, assigns, transfers, sets over, and delivers to Beneficiary all of Trustor's right, title, and interest in all agreements, permits, and contracts pertaining to the use or operation of the Property, including, but not limited to, environmental impact reports; negative declarations; map approvals; grading and construction permits; conditional use permits; applications for all permits; management agreements; all development rights in the Property that Trustor may now or later acquire (including, without limitation, development rights arising in connection with any action by a governmental entity, including, by way of illustration, but not of limitation, inducement resolutions of county, municipal, or other governmental entities); agreements with contractors, suppliers, and construction managers; and agreements pertaining to the transfer of development rights or permitted floor area under applicable laws or ordinances (collectively, "AGREEMENTS"), as they may be amended or otherwise modified from time to time, including, without limitation, the right of Trustor to terminate any of the Agreements, to perform under them, and to compel performance and otherwise exercise all remedies under them, together with the immediate and continuing right to collect and receive all sums that may become due to Trustor, or which Trustor may now or later become entitled to demand or claim, arising or issuing out of the Agreements, including, without limitation, claims of Trustor for damages arising out of breach of or default under any of the Agreements and all rights of Trustor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to any of the Agreements. However, so long as no Event of Default has occurred and is continuing, Trustor will have the right under a license granted to collect and retain all sums that may become payable to Trustor under the Agreements.

           (b) Trustor covenants and agrees to punctually observe, perform, and discharge the obligations, terms, covenants, conditions, and warranties to be observed, performed, and discharged by it under the Agreements. Beneficiary, upon an Event of Default, at its option and upon written notice to Trustor, will have the right to declare the assignment in this Section 9.5 to be absolute,
                                                 -----------
and, in addition, Beneficiary will have the complete right then or later to exercise and enforce all of the rights and remedies provided by law.

           (c) The acceptance by Beneficiary of the assignment in this Section
                                                                       -------
9.5, with all the rights, powers, privileges, and authority granted will not,
---
prior to the exercise of Beneficiary's right to declare the assignment in this

Section 9.5 to be absolute, obligate Beneficiary to assume any obligations under
-----------
the Agreements or to take any action under them, or to expend any money or incur any expense or perform or discharge any obligation, duty, or liability under the Agreements, or to assume any obligation or responsibility for the nonperformance of the provisions by Trustor.

10.  ASSIGNMENT OF LEASES AND RENTS.
     ------------------------------

     10.1      ASSIGNMENT.  Trustor irrevocably assigns to Beneficiary:
               ----------

          (a) all of Trustor's right, title, and interest in all leases; licenses; agreements relating to the management, leasing, or operation of the Property; and other agreements of any kind relating to the use or occupancy of the Property, whether now existing or entered into after the date of this Deed of Trust, including, without limitation, that certain lease between Trustor, as lessor, and M.C. Word CPA, a Professional Corporation, as lessee ("LEASES"), and

          (b) the rents, issues, and profits of the Property, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases ("PAYMENTS"), for the purposes and on the terms and conditions below. The term Leases will also include all guarantees of and security for the lessees' performance, and all amendments, extensions, renewals, or modifications that are permitted. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary's right to the Leases and Payments is not contingent on, and may be exercised without, possession of the Property.

     10.2  LICENSE.  Beneficiary confers on Trustor a license ("LICENSE") to
           -------
collect and retain the Payments as they become due until the occurrence of an Event of Default. Upon an Event of Default, the License will be automatically revoked and Beneficiary may collect and retain the Payments without notice and without taking possession of the Property. Trustor irrevocably authorizes and directs the lessees under the Leases to rely on and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums that may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases. The lessees will have no right or duty to inquire as to whether any Default has actually occurred or is then existing. Trustor relieves the lessees from any liability to Trustor by reason of relying on and complying with any notice or demand by Beneficiary.

     10.3  EFFECT OF ASSIGNMENT.  The assignment will not impose on Beneficiary
           --------------------
any duty to produce rents, issues, or profits from the Property, or cause Beneficiary to be:

           (a) a mortgagee-in-possession for any purpose;

           (b) responsible for performing any of the obligations of the lessor under any of the Leases; or

           (c) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair, or control of the Property. Beneficiary will not be liable to Trustor or any other party as a consequence of the exercise of the rights granted to Beneficiary under this assignment or the failure of Beneficiary to perform any obligation of Trustor arising under the Leases.

     10.4  LEASING COVENANTS.  Trustor covenants and agrees as follows:
           -----------------

           (a) At Trustor's sole cost to:

               (1) perform all obligations of the lessor under the Leases and enforce performance by the lessees of their obligations under the Leases;

               (2)  subject to the provisions of Section 10.4(b)(iv) below,
                                                 -------------------
enforce all remedies available to Trustor in case of default by the lessees under any of the Leases and prosecute and defend any action, arbitration, or other controversy relating to any of the Leases or to Trustor's interest in any of the Leases;

               (3) give Beneficiary prompt notice of any default that occurs under any of the Leases, whether by the lessees or Trustor;

               (4) exercise diligent, good-faith efforts to keep all portions of the Property leased at all times and at rentals not less than the fair market rental value;

               (5) promptly upon execution, deliver to Beneficiary fully executed counterpart originals of the Leases; and

           (b) except with Beneficiary's prior written consent, not to:

               (1)  enter into any Leases after the date of this Deed of Trust;

               (2) only enter into leases which provide solely for the payment of rent which qualifies as "rents from real property" as that phrase is defined in Internal Revenue Code Section 856(d);

               (3) execute any other assignment relating to any of the Leases or the Payments;

               (4) discount any rent or other sums due under the Leases or collect them in advance, other than to collect rent one (1) month in advance of the time when it becomes due;

               (5) terminate, modify, or amend any of the terms of the Leases or release or discharge the lessees from any obligations;

               (6)  consent to any assignment or subletting by any lessee; or

               (7) subordinate any of the Leases to any other deed of trust or encumbrance.

Any attempted action in violation of the provisions of Section 10.4(b) will be
                                                       ---------------
voidable at Beneficiary's election.

     10.5  APPLICATION OF RENTS.  Beneficiary, in its sole discretion, may
           --------------------
apply, or require the application of, all amounts received pursuant to the assignment to the payment of any one or more of the Obligations in any order that Beneficiary may elect.

     10.6  ESTOPPEL CERTIFICATES.  Within twenty (20) days after request by
           ---------------------
Beneficiary, Trustor will deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by Trustor and by each of the lessees, in recordable form, certifying:

           (a) that the assignment and the Leases are in full force;

           (b) the date of each lessee's most recent payment of rent;

           (c) that there are no defenses or offsets outstanding, or stating those claimed by Trustor or lessees under the assignment or the Leases,; and

           (d) any other information reasonably requested by Beneficiary.

     10.7  REMEDIES.  In addition to any other remedies in this Deed of Trust,
           --------
Beneficiary will have the following rights and remedies upon the occurrence of an Event of Default:

           (a) To receive the Payments and any other amounts arising or accruing under the Leases or from the Property;

           (b) To collect, sue for, settle, compromise, and give releases for the Payments and pursue any remedies for the enforcement of the Leases or Trustor's rights under the Leases; and

           (c) To take possession of the Property, and hold, manage, lease, and operate it on any terms and for any period of time that Beneficiary may deem proper and, either with or without taking possession of the Property, in its own name, make from time to time all alterations, renovations, repairs, or replacements that Beneficiary may deem proper.

     10.8  DEFINITIONS.  The terms lessor and lessors as used in this Deed of
           -----------
Trust will include all owners, landlords, licensors, and other parties in a similar position with respect to the Leases. The terms lessee and lessees will include any tenants and licensees and any other parties in a similar position and will also include any guarantors of or other obligors under the Leases.

     10.9  NONDISTURBANCE AGREEMENTS.  At Trustor's request, Beneficiary shall
           -------------------------
enter into a nondisturbance and attornment agreement with respect to Trustor's lease of the Property to a third party operator, which shall provide that Beneficiary shall recognize the lessee's rights under the lease following a foreclosure if the lessee is not in default under the lease at the time of the foreclosure.

11.  MISCELLANEOUS.
     -------------

     11.1  SUCCESSOR TRUSTEE.  Beneficiary may remove Trustee or any successor
           -----------------
trustee at any time and appoint a successor trustee by recording a written substitution in the county where the Property is located, or in any other manner permitted by law. Upon that appointment, all of the powers, rights, and authority of Trustee will immediately become vested in the successor.

     11.2  CHANGE OF LAW.  If any law is passed, after the date of this Deed of
           -------------
Trust, that deducts from the value of the Property, for the purposes of taxation, any lien on it, or changes in any way the laws now in force for the taxation of mortgages, deeds of trust, or debts secured by mortgage or deed of trust (other than laws imposing taxes on income) or the manner of the collection of any taxes so as to affect adversely the rights of Beneficiary as holder of the Note and Beneficiary under this Deed of Trust, the Indebtedness will become due at Beneficiary's option, exercised by thirty (30) days' notice to Trustor unless Trustor, within that thirty (30) day period, if permitted by law, assumes the payment of any tax or other charge imposed on Beneficiary for the period remaining until full payment by Trustor of the Indebtedness.

     11.3  NO WAIVER.  No waiver by Beneficiary of any default or breach by
           ---------
Trustor will be implied from any omission by Beneficiary to take action on account of that default if the default persists or is repeated. Also, no express waiver will affect any default other than the default in the waiver and the waiver will be operative only for the time and to the extent stated. Waivers of any covenant, term, or condition in this Deed of Trust will not be construed as a waiver of any subsequent breach of the same covenant, term, or condition. The consent or approval by Beneficiary for any act by Trustor requiring further consent or approval will not be deemed to waive or render unnecessary the consent or approval for any subsequent similar act.

     11.4  ABANDONMENT.  Subject to any chattel mortgages, security agreements,
           -----------
or other liens on title that may exist with the consent of Beneficiary, or any provided for in this Deed of Trust, all Personalty that upon foreclosure of the Property is owned by Trustor and is used in connection with the operation of the Property will be deemed at Beneficiary's option to have become on that date a part of the Property and abandoned to Beneficiary in its then condition.

     11.5  NOTICES.  All notices, advices, demands, requests, consents,
           -------
statements, satisfactions, waivers, designations, refusals, confirmations, or denials that may be required or contemplated under this Deed of Trust for any party to serve on or give to any other will be in writing, and, if not in writing, will not be deemed to have been given. Also, they must be either personally served or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid in a securely enclosed and sealed envelope as follows:

           (a)  If to Trustor, addressed to:

                Continuum Health Incorporated
                31105 Rancho Viejo Road, No. 5
                San Juan Capistrano, CA  92675
                Attention:  Johann Keil

           (b)  If to Beneficiary, addressed to:

                G&L Realty Partnership, L.P.
                439 North Bedford Drive
                Beverly Hills, CA 90210
                Attn:  Mark Hamermesh

                With a copy to:

                Gilchrist & Rutter Professional Corporation
                1299 Ocean Avenue, Suite 900
                Santa Monica, CA 90401
                Attn:  James R. Andrews, Esq.

     11.6  SURVIVAL.  The covenants and agreements in this Deed of Trust will
           --------
bind and inure to the benefit of Beneficiary and Trustor and their successors and assigns. It is agreed that Beneficiary may assign to or grant a participation in any one or more lenders, free from any right of counterclaim, recoupment, or setoff by Trustor, Beneficiary's rights and obligations in whole or in part under the Loan Documents. Nothing in this Section 11.6 is intended to
                                                     ------------
limit other provisions in the Loan Documents that by their terms survive the repayment of the Indebtedness or the termination of any Loan Document.

     11.7  SEVERABILITY.  If any term, provision, covenant, or condition of this
           ------------
Deed of Trust or any application of it is held by a court of competent jurisdiction to be invalid, void, or unenforceable, in whole or in part, all terms, provisions, covenants, and conditions of this Deed of Trust and all applications of it not held invalid, void, or unenforceable will continue in full force and will not be affected, impaired, or invalidated.

     11.8  REFERENCES TO FORECLOSURE.  References in this Deed of Trust to
           -------------------------
foreclosure and related phrases are references to the appropriate procedure in connection with Trustee's private power of sale, any judicial foreclosure proceeding, and any deed given in lieu of foreclosure.

     11.9  JOINDER OF FORECLOSURE.  If Beneficiary holds any other or additional
           ----------------------
security for the payment of any Indebtedness or performance of any Obligation, its sale or foreclosure, on any default in the payment or performance, in Beneficiary's sole discretion, may be prior to, subsequent to, or joined or otherwise contemporaneous with any sale or foreclosure. In addition to the rights in this Deed of Trust specifically conferred, Beneficiary, at any time and from time to time, may exercise any right or remedy now or later given by law to beneficiaries under deeds of trust generally, or to the holders of any obligations of the kind secured.

     11.10 RIGHTS OF BENEFICIARY AND TRUSTEE.  At any time and from time to
           ---------------------------------
time, without liability and without notice, and without releasing or otherwise affecting the liability of any person for payment of any Indebtedness,

           (a) Beneficiary, at its sole discretion and only in writing, may extend the time for or release any Person now or later liable for payment of any Indebtedness, or accept or release additional security, or subordinate the lien or charge of this Deed of Trust, or

           (b) Trustee, on written request of Beneficiary and presentation of the Note, any additional notes secured by this Deed of Trust, and this Deed of Trust for endorsement, may reconvey any part of the Property, consent to the making of any map or plat of it, join in granting any easement on it, or join in any agreement of extension or subordination.

     On Beneficiary's written request and surrender of the Note, any additional notes secured by this Deed of Trust, and this Deed of Trust to Trustee for cancellation, and on payment to Trustee of its fees and expenses, Trustee will reconvey without warranty the then trust property. The recitals in any reconveyance will be conclusive proof of the truthfulness of them, and the grantee in any reconveyance may be described as the person legally entitled.

     11.11 COPIES.  Trustor will promptly give to Beneficiary copies of all:
           ------

           (a) notices of violation that Trustor receives from any governmental agency or authority, and

           (b) notices of default that Trustor receives under any agreement relating to the borrowing of money by Trustor from any Person.

     11.12 ERISA COMPLIANCE.  Trustor will at all times comply with the
           ----------------
provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to any retirement or other employment benefit plan to which it is a party as employer. As soon as possible after Trustor knows, or has reason to know, that any Reportable Event (defined in ERISA) with respect to any plan of Trustor has occurred, it will furnish to Beneficiary a statement in writing setting forth details about the Reportable Event and the action, if any, that Trustor proposes to take, together with a copy of the notice of the Reportable Event furnished to the Pension Benefit Guaranty Corporation. In addition, if at any time the loan evidenced by the Note is deemed in whole or in part to be a transaction prohibited by the provisions of ERISA, Trustor will immediately reimburse Beneficiary on demand for all taxes levied against or costs incurred by Beneficiary or Trustee by reason of the Reportable Event.

     11.13 SUBORDINATION.  At the option of Beneficiary, this Deed of Trust will
           -------------
become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to any insurance proceeds, damages, awards, or compensation resulting from damage to the Property or condemnation or exercise of power of eminent domain), to any contracts of sale or any leases of the Property on the execution by Beneficiary and recording of a unilateral declaration to that effect in the official records of the county and state where the Property is located. Beneficiary may require the issuance of any title insurance endorsements to the Title Policy in connection with any subordination that Beneficiary, in its judgment, determines are appropriate, and Trustor will be obligated to pay any cost or expense incurred in connection with the issuance.

     11.14 NO MERGER.  So long as any of the Indebtedness remains unpaid or
           ---------
Trustor has any further obligation under the Loan Documents, unless Beneficiary otherwise consents in writing, the fee estate of Trustor in the Property or any part of it will not merge, by operation of law or otherwise, with any leasehold or other estate in the Property or any part of it, but will always be kept separate and distinct, regardless of the union of the fee estate and the leasehold or other estate in Trustor or any other Person.

     11.15 INSPECTION OF PROPERTY.  Beneficiary is authorized by itself or its
           ----------------------
agents, employees, or workers, to enter at any reasonable time on prior written notice to Trustor on any part of the Property for the purpose of inspecting it, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust. Trustor agrees to cooperate with Beneficiary to facilitate any inspection.

     11.16 PERFORMANCE BY TRUSTOR.  Trustor will faithfully perform every
           ----------------------
covenant to be performed by Trustor under any lien or encumbrance, including, without limiting the generality of this Deed of Trust, mortgages, deeds of trust, leases, declarations or covenants, conditions and restrictions, and other agreements that affect the Property, in law or in equity, that Beneficiary reasonably believes may be prior and superior to or on a parity with the lien or charge of this Deed of Trust. A breach of or a default under any lien or encumbrance that exists after any applicable grace period in the pertinent instrument has expired without that breach or default having been cured, will constitute an Event of Default under this Deed of Trust. If Trustor fails to do so, Beneficiary, without demand or notice and in its sole judgment, may do any things required by Trustor by any of the provisions in this Deed of Trust and incur and pay expenses in connection with that. Nothing in this section affects Trustor's obligations pursuant to Sections 5.2 and 5.3 of this Deed of Trust or
                                  --------------------
limits Beneficiary's rights.

     11.17 PERSONALTY SECURITY INSTRUMENTS.  Trustor agrees that if Beneficiary
           -------------------------------
at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of it or otherwise realize on it, at its option, either before or concurrently or after a sale is made under this Deed of Trust, and may apply the proceeds on the Indebtedness secured without affecting the status or waiving any right to exhaust any other security, including the security under this Deed of Trust, and without waiving any breach or default or any right or power, whether exercised under this Deed of Trust or in any other security.

     11.18 SUITS TO PROTECT PROPERTY.  Trustor agrees to appear in and defend
           -------------------------
any action or proceeding purporting to affect the security of this Deed of Trust or any additional or other security for the obligations secured, the interest of Beneficiary or the rights, powers, or duties of Trustee, and to pay all costs and expenses, including, without limitation, cost of evidence of title and attorney fees, in any action or proceeding in which Beneficiary or Trustee may appear or be made a party, including, but not limited to, foreclosure or other proceeding commenced by those claiming a right to any part of the Property under subordinate liens, in any action to partition or condemn all or part of the Property, whether pursued to final judgment, and in any exercise of the power of sale in this Deed of Trust, whether the sale is actually consummated.

     11.19 JUNIOR LIENS.  Trustor agrees:
           ------------

           (a) that as of the date of this Deed of Trust there are no encumbrances to secure debts junior to this Deed of Trust; and

           (b) that there are to be none as of the date when this Deed of Trust becomes of record.

     11.20 FURTHER ADVANCES.  On the request of Trustor or its permitted
           ----------------
successors in ownership of the Land, Beneficiary may, at its option, at any time before full payment of the Indebtedness, make further advances to Trustor or the successors in ownership, with interest and late charges to be secured by this Deed of Trust. However, the amount of principal secured by this Deed of Trust and remaining unpaid will not at the time of and including any advance exceed the original principal sum secured. Also, if Beneficiary, at its option, makes a further advance or advances, Trustor or the successors in ownership agree to execute and deliver to Beneficiary a note, payable on or before the maturity of the Indebtedness secured and bearing any other terms that Beneficiary will require.

     11.21 WAIVER OF STATUTE OF LIMITATIONS.  The pleading of any statute of
           --------------------------------
limitations as a defense to any obligations secured by this Deed of Trust is waived, to the fullest extent permissible by law.

     11.22 CHARGES FOR STATEMENTS. Trustor agrees to pay Beneficiary's
           ----------------------
reasonable charge, to the maximum amount permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.

     11.23 ENTIRE AGREEMENT.  This Deed of Trust and the other Loan Documents
           ----------------
set forth the entire understanding between Trustor and Beneficiary and they will not be amended except by a written instrument duly executed by each of Trustor and Beneficiary. Any previous representations, warranties, agreements, and understandings among the parties regarding the subject matter of the Loan or the Loan Documents, whether written or oral, are superseded by this Deed of Trust and the other Loan Documents.

     11.24 INCORPORATION.  All terms of the Loan Documents are incorporated in
           -------------
this Deed of Trust by this reference. All persons who may have or acquire an interest in the Property will be deemed to have notice of the terms of the Loan Documents and to have notice, if provided for, that the rate of interest on one or more Obligations may vary from time to time.

     11.25 WAIVER OF MARSHALING RIGHTS.  Trustor, for itself and for all parties
           ---------------------------
claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Property, waives all rights to have the Property or any other property that is now or later may be security for any Obligation ("OTHER PROPERTY") marshaled on any foreclosure of this Deed of Trust or on a foreclosure of any other security for any of the Obligations. Beneficiary will have the right to sell, and any court in which foreclosure proceedings may be brought will have the right to order a sale of, the Property and any of the Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

     11.26 ACCEPTANCE OF TRUST; POWERS AND DUTIES OF TRUSTEE.  Trustee accepts
           -------------------------------------------------
this trust when this Deed of Trust is recorded. From time to time on written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or the performance of any obligations, Trustee may, without liability and without notice:

           (a) reconvey all or any part of the Property;

           (b) consent to the making of any map or plat; and

           (c) join in any grant of easement, any declaration of covenants, conditions, and restrictions, any extension agreement, or any agreement subordinating the lien or charge of this Deed of Trust. Except as may be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust and the enforcement of the rights and remedies available, and may obtain orders or decrees directing, confirming, or approving acts in the execution of the trust and the enforcement of the remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding, including, without limitation, actions in which Trustor, Beneficiary, or Trustee will be a party, unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee will not be obligated to perform any act required of it under this Deed of Trust unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against any loss, cost, liability, or expense.

     11.27 RELEASES, EXTENSIONS, MODIFICATIONS, AND ADDITIONAL SECURITY.
           ------------------------------------------------------------
Without notice to or the consent, approval, or agreement of any persons or entities having any interest at any time in the Property or in any manner obligated under the Obligations ("INTERESTED PARTIES"), Beneficiary may, from time to time, release any person or entity from liability for the payment or performance of any Obligation; take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Obligation; or accept additional security or release the Property or other security for any Obligation. None of these actions will release or reduce the personal liability of any of the Interested Parties, or release or impair the lien of this Deed of Trust, or the priority of it on the Property. However, no action taken or agreement made by Beneficiary to extend the maturity or otherwise alter the terms or increase the amount of any Obligation will be binding on Trustor without Trustor's consent.

     11.28 RECONVEYANCE.  Upon the payment and performance of all Obligations,
           ------------
including, without limitation, Beneficiary's receipt of all sums owing and outstanding under the Note, Beneficiary will deliver to Trustee a written request for reconveyance, and will surrender to Trustee for cancellation this Deed of Trust and any note or instrument evidencing the Obligations. However, Beneficiary will have no obligation to deliver the written request and documents until Beneficiary has been paid by Trustor, in immediately available funds, all escrow, closing, and recording costs, the costs of preparing and issuing the reconveyance, and any trustee's or reconveyance fees. On Trustee's receipt of the written request by Beneficiary and the documents, Trustee will reconvey, without warranty, the Property or that portion then held. To the extent permitted by law, the reconveyance may describe the grantee as the person or persons legally entitled and the recitals of any matters or facts in any reconveyance will be conclusive proof of the truthfulness of them. Neither Beneficiary nor Trustee will have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Property has been fully reconveyed, the last reconveyance will operate as a reassignment of all future rents, issues, and profits of the Property to the person legally entitled.

     11.29 SUBROGATION.  Beneficiary will be subrogated to the lien of all
           -----------
encumbrances, whether released of record, paid in whole or in part by Beneficiary pursuant to this Deed of Trust, or by the proceeds of any loan secured by this Deed of Trust.

     11.30 OBLIGATIONS OF TRUSTOR, JOINT AND SEVERAL.  If more than one person
           -----------------------------------------
has executed this Deed of Trust as Trustor, the obligations of all those persons will be joint and several.

     11.31 RECOURSE TO SEPARATE PROPERTY.  Any married person who executes this
           -----------------------------
Deed of Trust as a Trustor agrees that any money judgment that Beneficiary or Trustee obtains pursuant to the terms of this Deed of Trust or any other obligation of that married person secured by this Deed of Trust may be collected by execution on that person's separate property, and any community property of which that person is a manager.

     11.32 RULES OF CONSTRUCTION.  When the identity of the parties or other
           ---------------------
circumstances make it appropriate, the singular number includes the plural.

     11.33 SUCCESSORS IN INTEREST.  The terms, covenants, and conditions in this
           ----------------------
Deed of Trust will be binding on and inure to the benefit of the heirs, successors, and assigns of the parties. However, this section does not waive the provisions of Section 5.3.
              -----------

     11.34 NO OFFSET.  Trustor will pay to Beneficiary all amounts owing under
           ---------
the Note, this Deed of Trust, or any of the other Obligations without deduction, offset, or counterclaim of any kind.

     11.35 GOVERNING LAW.  The parties expressly agree that this Deed of Trust
           -------------
(including, without limitation, all questions regarding permissive rates of interest) will be governed by or construed in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

     11.36 WAIVER OF JURY TRIAL.  TRUSTOR HEREBY AGREES NOT TO ELECT A TRIAL BY
           --------------------
JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH

RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR.

     11.37 NO DEFAULT AFFIDAVITS.    After request by Beneficiary, Trustor shall
           ---------------------
within ten (10) days furnish Beneficiary with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Indebtedness, if any,
(vi) that the Note, this Deed of Trust and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification; and (vii) reaffirming all representations and warranties of Trustor set forth herein and in the other Loan Documents as of the date requested by Beneficiary or, to the extent of any changes to any such representations and warranties, so stating such changes.

     11.38 CONTROLLING AGREEMENT.    It is expressly stipulated and agreed to be
           ---------------------
the intent of Trustor, and Beneficiary at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Beneficiary to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section 11.38 (and the similar
                                                -------------
paragraph contained in the Note) shall control every other covenant and agreement in this Deed of Trust and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Indebtedness, or if Beneficiary's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Trustor results in Trustor having paid any interest in excess of that permitted by applicable law, then it is Trustor's and Beneficiary's express intent that all excess amounts theretofore collected by Beneficiary shall be credited on the principal balance of the Note and all other Indebtedness (or, if the Note and all other Indebtedness have been or would thereby be paid in full, refunded to Trustor), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Beneficiary for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the maximum lawful rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Beneficiary to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of acceleration.

     11.39 CHANGES IN LAWS REGARDING TAXATION.  If any statute, federal or
           ----------------------------------
state, is enacted or adopted or amended after the date of this Deed of Trust, which statute deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness or Beneficiary's interest in the Property, Trustor will pay such tax, with interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Trustor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by written notice of not less than ninety (90) days, to declare the Indebtedness immediately due and payable.

     11.40 NO CREDITS ON ACCOUNT OF THE DEBT.  Trustor will not claim or demand
           ---------------------------------
or be entitled to any credit or credits on account of the Indebtedness for any part of the Impositions assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Indebtedness. In the event such claim, credit and deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than ninety (90) days, to declare the Indebtedness immediately due and payable.

     11.41 DOCUMENTARY STAMPS.       If at any time the United States of
           ------------------
America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

     11.42 REASONABLENESS.  Lender shall act reasonably and in good faith in
           --------------
exercising any approval rights or other rights hereunder.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.


                          VALLEY CONVALESCENT, LLC,
                          a California limited liability company

                          By: Continuum Health Incorporated, a Delaware
                              corporation, its Manager

                          By: /s/ Johann Keil
                             -------------------------------------------
                             Name: Johann Keil
                                  --------------------------------------
                             Title: President
                                   -------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION


     THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF IMPERIAL, AND IS DESCRIBED AS FOLLOWS:

          THE SOUTH 222 FEET OF BLOCK 7 OF SOUTH PARK
          NO.1, IN THE CITY OF EL CENTRO, COUNTY OF
          IMPERIAL, STATE OF CALIFORNIA, ACCORDING TO
          MAP ON FILE IN BOOK 8, PAGE 43 OF FINAL MAPS
          IN THE OFFICE OF THE COUNTY RECORDER OF
          IMPERIAL COUNTY.

                    CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California      )

                         ) ss.
County of ORANGE         )

     On August 29, 1997 (date) before me, Shirley D. Winick (name and title " Notary Public"), personally appeared Johann Keil (name of signer(s), personally known to me (or proved to me on the basis of satisfactory evidence) to be the
             -----------------------------------------------------
person(s) whose name(s) is/are subscribed to the within instrument and
------          ----    --
acknowledged to me that he/she/they executed the same in his/her/their
                        --                               ---
authorized capacity(ies), and that by his/her/their signature(s) on the
           --------                   ---           ---------
instrument the person(s), or the entity upon behalf of which the person(s)
               ------                                            ------
acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Shirley D. Winick
----------------------
(signature of Notary)             (seal of Notary)